                                                                    Exhibit 99.1


                            [LOGO] BOSTON PROPERTIES

                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDED SEPTEMBER 30, 2002

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                                      INDEX

------------------------------------------------------------------------------------------------------------------------------------
                                                              PAGE                                                              PAGE
COMPANY BACKGROUND                                               3   RETAIL PROPERTIES - LEASE EXPIRATION ROLL OUT                27
INVESTOR INFORMATION                                           4-5   GRAND TOTAL - OFFICE, OFFICE/TECHNICAL, INDUSTRIAL
FINANCIAL HIGHLIGHTS                                             6     AND RETAIL PROPERTIES                                      28
CONSOLIDATED BALANCE SHEETS                                      7   BOSTON AREA LEASE EXPIRATION ROLL OUT                     29-30
CONSOLIDATED INCOME STATEMENTS                                   8   WASHINGTON DC AREA LEASE EXPIRATION ROLL OUT              31-32
FUNDS FROM OPERATIONS                                            9   SAN FRANCISCO AREA LEASE EXPIRATION ROLL OUT              33-34
CAPITAL STRUCTURE                                               10   NEW YORK AREA LEASE EXPIRATION ROLL OUT                   35-36
DEBT ANALYSIS                                                11-13   PRINCETON AREA LEASE EXPIRATION ROLL OUT                  37-38
UNCONSOLIDATED JOINT VENTURES                                14-15   OTHER AREA LEASE EXPIRATION ROLL OUT                      39-40
PORTFOLIO OVERVIEW-SQUARE FOOTAGE                               16   CBD/SUBURBAN LEASE EXPIRATION ROLL OUT                    41-42
PROPERTY LISTING                                             17-20   HOTEL PERFORMANCE                                            43
TOP 20 TENANTS                                                  21   SAME PROPERTY PERFORMANCE                                    44
PORTFOLIO OVERVIEW-FFO                                          22   IN-SERVICE PROPERTY PERFORMANCE                              45
OCCUPANCY ANALYSIS                                              23   CAPITAL EXPENDITURES                                         46
OFFICE PROPERTIES-LEASE EXPIRATION ROLL OUT                     24   VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS          47
OFFICE/TECHNICAL PROPERTIES-LEASE EXPIRATION                         VALUE CREATION PIPELINE - DEVELOPMENT                        48
  ROLL OUT                                                      25   VALUE CREATION PIPELINE - LAND PARCELS                       49
INDUSTRIAL PROPERTIES-LEASE EXPIRATION ROLL OUT                 26   ACQUISITION PROPERTY PROFILE                                 50

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                               COMPANY BACKGROUND
--------------------------------------------------------------------------------

Boston Properties, Inc., a self-administered and self-managed real estate investment trust, is one of the largest owners, managers and developers of first-class office properties in the United States, with a significant presence in four core markets: Boston, Washington, D.C., Midtown Manhattan and San Francisco. Boston Properties was founded in 1970 in Boston, where it maintains its headquarters. The Company acquires, develops and manages its properties through full-service regional offices in Boston, New York City, Washington, D.C., San Francisco and Princeton, New Jersey. Its property portfolio primarily comprises first-class office space and also includes hotels and industrial buildings.

Since the Company's initial offering in June 1997, the Company has acquired 51 properties adding approximately 20.1 million square feet to its portfolio, representing an investment of approximately $5.8 billion, and the Company has delivered 32 development properties adding approximately 6.6 million square feet to its portfolio, representing an investment of approximately $1.5 billion. In addition, the Company is constructing eight office properties for a total anticipated investment of approximately $1.0 billion. The Company owns or controls land where it can develop an

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002


                              INVESTOR INFORMATION
--------------------------------------------------------------------------------

                              111 Huntington Avenue
                              Boston, MA 02199-7610
                              (617) 236-3300
                              (617) 236-3311 (fax)

        KEY EMPLOYEES:
        Mortimer B. Zuckerman        Chairman of the Board
        Edward H. Linde              President, CEO and Director
        Robert E. Burke              Executive Vice President, Operations
        Douglas T. Linde             Senior Vice President, CFO and Treasurer



                                     TIMING
--------------------------------------------------------------------------------

    QUARTERLY RESULTS FOR 2002 WILL BE ANNOUNCED ACCORDING TO THE FOLLOWING
                             ANTICIPATED SCHEDULE:


          FOURTH QUARTER                                LATE JANUARY

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                          COMMON STOCK DATA (NYSE:BXP)
-------------------------------------------------------------------------------

BOSTON PROPERTIES' COMMON STOCK IS TRADED PRIMARILY ON THE NEW YORK STOCK EXCHANGE UNDER THE SYMBOL: BXP. BXP'S COMMON STOCK HAS HAD THE FOLLOWING CHARACTERISTICS (BASED ON NEW YORK STOCK EXCHANGE CLOSING PRICES):

                                                      3RD QUARTER 2002    2ND QUARTER 2002     1ST QUARTER 2002    4TH QUARTER 2001
                                                      ----------------    ----------------     ----------------    ----------------
HIGH PRICE                                              $  39.8700           $  41.5500           $  39.8200           $  38.4100
LOW PRICE                                               $  34.5600           $  37.8800           $  35.9800           $  34.3300
CLOSING PRICE                                           $  37.2000           $  39.9500           $  39.4500           $  38.0000
DIVIDENDS PER SHARE - ANNUALIZED (1)                    $     2.44           $     2.44           $     2.32           $     2.32
CLOSING DIVIDEND YIELD - ANNUALIZED                           6.56%                6.11%                5.88%                6.11%
CLOSING SHARES, COMMON UNITS AND PREFERRED UNITS
  (IF CONVERTED) OUTSTANDING (THOUSANDS)                   125,031              125,017              124,761              124,630
CLOSING MARKET VALUE OF SHARES AND UNITS
  OUTSTANDING (THOUSANDS)                               $4,651,153           $4,994,429           $4,921,821           $4,735,940

----------------
(1) REFLECTS DIVIDEND INCREASE FROM $0.58 PER SHARE TO $0.61 PER SHARE EFFECTIVE Q2 2002.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                          (UNAUDITED AND IN THOUSANDS)

                                                                                        THREE MONTHS ENDED
                                                                    -------------------------------------------------------------
                                                                    SEPTEMBER 30,       JUNE 30,      MARCH 31,      DECEMBER 31,
                                                                         2002             2002           2002           2001
                                                                    -------------     -----------    ------------    ------------
INCOME ITEMS:
  Revenue                                                           $   308,053(1)   $   290,015(2)   $   274,320    $   264,964
  Net straight line rent                                            $    12,244      $    12,216      $    14,784    $     9,215
  Lease termination fees                                            $     1,858      $     1,227      $       511    $       397
  Capitalized interest                                              $     4,684      $     5,261      $     7,847    $    12,739
  Net income available to common shareholders before
       net derivative losses (SFAS No.133)                          $    75,886      $    58,714      $    55,613    $    56,980
  Funds from operations (FFO) before net derivative losses
   (SFAS No.133) and after early surrender lease payments
   received - basic                                                 $   120,358      $   120,263      $   108,820    $   110,942
  Company's share                                                   $    98,980      $    98,165      $    88,929    $    90,704
  FFO per share before net derivative losses (SFAS 133) and after
    cash basis early surrender lease income - basic                 $      1.04      $      1.07      $      0.98    $      1.00
  FFO per share before net derivative losses (SFAS 133) and after
    cash basis early surrender lease income - diluted               $      1.00      $      1.02      $      0.93    $      0.95
  Dividends per share                                               $      0.61      $      0.61      $      0.58    $      0.58
  Funds available for distribution (FAD) (3)                        $    95,901      $    87,470      $    81,799    $    91,828

RATIOS:

  Interest Coverage Ratio (excluding capitalized interest) - cash
    basis (4)                                                              2.70             2.71             2.57           2.81
  Interest Coverage Ratio (including capitalized interest) - cash
    basis (4)                                                              2.50             2.51             2.29           2.31
  FFO Payout Ratio                                                        61.00%           59.80%           62.37%         61.05%
  FAD Payout Ratio                                                        73.44%           78.15%           78.92%         70.10%

                                                                    SEPTEMBER 30,       JUNE 30,      MARCH 31,      DECEMBER 31,
                                                                         2002             2002           2002           2001
                                                                    -------------     -----------    ------------    ------------
CAPITALIZATION:
  Total Debt                                                        $ 5,466,692      $ 4,415,724      $ 4,361,233    $ 4,314,942
  Price @ Quarter End                                               $   37.2000      $   39.9500      $   39.4500    $   38.0000
  Equity Value @ Quarter End                                        $ 4,651,153      $ 4,994,429      $ 4,921,821    $ 4,735,940
  Total Market Capitalization                                       $10,117,845      $ 9,410,153      $ 9,283,054    $ 9,050,882
  Debt/Total Market Capitalization                                        54.03%           46.93%           46.98%         47.67%


(1)    Includes gross revenues from hotels of $20,007.
(2)    Includes a refund of $1,300 related to prior years' tax matter.
(3) FAD is defined as FFO after adjustments for second generation lease commissions and tenant improvements, recurring capital expenditures, ( straight-line rents, preferred dividends and distributions and other non-cash charges.
(4) Amortization of financing costs were $1,274, $1,346, $1,309 and $970 for the quarters ended September 30, 2002, June 30, 2002, March 31, 2002, and December 31, ( 2001, respectively. These amounts were not included in the calculation of interest coverage ratio.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           CONSOLIDATED BALANCE SHEETS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                                 SEPTEMBER 30,    JUNE 30,      MARCH 31,     DECEMBER 31,
                                                                    2002            2002          2002            2001
                                                                 -------------  -----------    -----------    ------------
                                                                  (unaudited)   (unaudited)    (unaudited)
    ASSETS
Real estate                                                      $ 8,139,450    $ 6,972,779    $ 6,573,532    $ 6,167,399
Development in progress                                              416,839        435,125        733,710      1,107,835
Land held for future development                                     209,911        199,681        206,098        182,672
  Less accumulated depreciation                                     (836,418)      (795,852)      (755,156)      (719,854)
                                                                 -----------    -----------    -----------    -----------
  Total real estate                                                7,929,782      6,811,733      6,758,184      6,738,052
Cash and cash equivalents                                             28,793         81,640         93,031         98,067
Escrows                                                               28,200         22,776         23,192         23,000
Investments in securities                                               --             --             --            4,297
Tenant and other receivables, net                                     48,716         31,298         36,846         43,546
Accrued rental income, net                                           156,818        146,100        133,885        119,494
Deferred charges, net                                                148,435        148,239        127,948        107,573
Prepaid expenses and other assets                                     38,752         16,081         30,235         20,996
Investments in unconsolidated joint ventures                         101,819        100,804         98,071         98,485
                                                                 -----------    -----------    -----------    -----------
    TOTAL ASSETS                                                 $ 8,481,315    $ 7,358,671    $ 7,301,392    $ 7,253,510
                                                                 ===========    ===========    ===========    ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Mortgage notes and bonds payable                               $ 4,422,692    $ 4,415,724    $ 4,361,233    $ 4,314,942
  Unsecured Bridge Loan                                            1,000,000           --             --             --
  Unsecured Line of Credit                                            44,000           --             --             --
  Accounts payable and accrued expenses                               69,097         52,655         56,125         81,108
  Dividends and distributions payable                                 81,329         83,707         79,985         79,561
  Interest rate contracts                                             15,115         11,568          8,635         11,147
  Accrued interest payable                                            18,265         17,635         15,032          9,080
  Other liabilities                                                   70,292         65,142         75,465         58,859
                                                                 -----------    -----------    -----------    -----------
    Total liabilities                                              5,720,790      4,646,431      4,596,475      4,554,697
                                                                 -----------    -----------    -----------    -----------

Commitments and contingencies                                           --             --             --             --
                                                                 -----------    -----------    -----------    -----------
Minority interests                                                   804,229        825,730        829,687        844,740
                                                                 -----------    -----------    -----------    -----------
Series A Convertible Redeemable Preferred Stock,
  liquidation preference $50.00 per share, 0 and
  2,000,000 shares issued and outstanding
  in 2002 and 2001, respectively                                        --          100,000        100,000        100,000
                                                                 -----------    -----------    -----------    -----------

Stockholders' Equity:
  Excess stock, $.01 par value, 150,000,000 shares
    authorized, none issued or outstanding
  Common stock, $.01 par value, 250,000,000 shares authorized,
    95,273,202, 91,545,294, 91,137,874 and 90,780,591
    issued and outstanding, respectively                                 953            915            911            908
  Additional paid-in capital                                       1,977,560      1,821,762      1,809,836      1,789,521
  Dividends in excess of earnings                                     (2,532)       (16,152)       (15,084)       (17,669)
  Treasury common stock, at cost                                      (2,722)        (2,722)        (2,722)        (2,722)
  Unearned compensation                                               (3,355)        (3,598)        (3,843)        (2,097)
  Accumulated other comprehensive loss                               (13,608)       (13,695)       (13,868)       (13,868)
                                                                 -----------    -----------    -----------    -----------
    Total stockholders' equity                                     1,956,296      1,786,510      1,775,230      1,754,073
                                                                 -----------    -----------    -----------    -----------
      TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                 $ 8,481,315    $ 7,358,671    $ 7,301,392    $ 7,253,510
                                                                 ===========    ===========    ===========    ===========

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                         CONSOLIDATED INCOME STATEMENTS
--------------------------------------------------------------------------------
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                THREE MONTHS ENDED
                                                                ------------------------------------------------
                                                                30-SEP-02    30-JUN-02    31-MAR-02    31-DEC-01
                                                                ---------    ---------    ---------    ---------
Revenue:
  Rental
    Base Rent(1)(2)                                             $ 241,495    $ 242,846    $ 229,106    $ 220,701
    Recoveries from tenants                                        29,256       30,112       27,712       26,799
    Parking and other                                              13,056       12,458       12,096       11,757
                                                                ---------    ---------    ---------    ---------
      Total rental revenue                                        283,807      285,416      268,914      259,257
  Hotel revenues                                                   20,007         --           --           --
  Development and management services                               3,017        2,289        4,134        3,878
  Interest and other(3)                                             1,222        2,310        1,272        1,829
                                                                ---------    ---------    ---------    ---------
      Total revenue                                               308,053      290,015      274,320      264,964
                                                                ---------    ---------    ---------    ---------
Expenses:
  Operating(4)                                                     93,741       86,866       85,089       83,403
  Hotel operating                                                  13,524         --           --           --
  General and administrative(5)                                     9,956       13,564       11,069        8,663
  Interest(6)                                                      68,425       67,327       63,787       59,730
  Depreciation and amortization                                    45,534       43,796       42,944       40,020
  Loss on investments in other companies                             --           --          4,297         --
                                                                ---------    ---------    ---------    ---------
      Total expenses                                              231,180      211,553      207,186      191,816
                                                                ---------    ---------    ---------    ---------
Income before net derivative losses (SFAS No.133),
  minority interests and income from unconsolidated
  joint ventures                                                   76,873       78,462       67,134       73,148
Net derivative losses (SFAS No.133)                                (5,284)      (4,826)        (303)      (2,080)
Minority interest in property partnerships                            720          712          471          456
Income from unconsolidated joint ventures                           2,530        1,659        1,682        1,345
                                                                ---------    ---------    ---------    ---------
Income before minority interest in Operating Partnership           74,839       76,007       68,984       72,869
Minority interest in Operating Partnership(7)                     (18,726)     (19,589)     (18,386)     (19,107)
                                                                ---------    ---------    ---------    ---------
Income before gain on sales, net of minority interest              56,113       56,418       50,598       53,762
Gain on sales of real estate, net                                    --           --           --          2,584
                                                                ---------    ---------    ---------    ---------
Income before gain on sales of land held for development           56,113       56,418       50,598       56,346
Gain on sales of land held for development, net                     3,644         --           --           --
                                                                ---------    ---------    ---------    ---------
Income before discontinued operations                              59,757       56,418       50,598       56,346
Income from discontinued operations, net of minority interest        --           --            570          582
Gain on sales of real estate from discontinued operations,
  net of minority interest                                         11,910         --          5,840         --
                                                                ---------    ---------    ---------    ---------
Income before preferred dividend                                   71,667       56,418       57,008       56,928
Preferred dividend                                                   (126)      (1,643)      (1,643)      (1,648)
                                                                ---------    ---------    ---------    ---------
Net income available to common shareholders                     $  71,541    $  54,775    $  55,365    $  55,280
                                                                =========    =========    =========    =========

INCOME PER SHARE OF COMMON STOCK (EPS)

  Net income available to common shareholders
    per share - basic                                           $    0.75    $    0.60    $    0.61    $    0.61
                                                                =========    =========    =========    =========
  Net income available to common shareholders
    per share - diluted                                         $    0.74    $    0.59    $    0.60    $    0.60
                                                                =========    =========    =========    =========

(1) Base Rent is reported on a straight-line basis over the terms of the respective leases. The impact of the straight-line rent adjustment increased revenue by $12,244, $12,216, $14,784 and $9,215 for the three months ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

(2) Includes hotel lease payments of $8,023, $4,322 and $7,495 for the three months ended June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

(3) Includes a refund of $1,300 related to prior years' tax matter for the three months ended June 30, 2002.

(4) Includes hotel expenses of $1,844, $1,327 and $1,641 for the three months ended June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

(5) Includes a $2.8 million write-off of leasing costs related to the termination of the lease with Arthur Andersen for the three months ended June 30, 2002.

(6) Interest expense is reported net of capitalized interest of $4,684, $5,261, $7,847 and $12,739 for the three months ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

(7) Equals minority interest percent of 17.76%, 18.37%, 18.28% and 18.24%, respectively of income before minority interest in Operating Partnership after deduction for preferred dividends and distributions for the three months ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                              FUNDS FROM OPERATIONS
--------------------------------------------------------------------------------
                  (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                               THREE MONTHS ENDED
                                                                                   ------------------------------------------
                                                                                   30-SEP-02  30-JUN-02  31-MAR-02  31-DEC-01
                                                                                   ---------  ---------  ---------  ---------
Income from operations before net derivative losses (SFAS No.133),
  minority interests and income from unconsolidated joint ventures                 $ 76,873   $ 78,462   $ 67,134   $ 73,148
  Add:
    Real estate depreciation and amortization(1)                                     46,971     45,032     44,499     41,034
    Income from discontinued operations                                                --         --          697        712
    Income from unconsolidated joint ventures                                         2,530      1,659      1,682      1,345
  Less:
    Net derivative losses (SFAS No.133)                                               5,284      4,826        303      2,080
    Minority property partnership's share of funds from
      operations                                                                        521        593        719        776
    Preferred dividends and distributions                                             6,162      8,223      8,400      8,448
                                                                                   --------   --------   --------   --------
Funds from operations  (FFO)                                                        114,407    111,511    104,590    104,935
  Add (subtract):
    Net derivative losses (SFAS No.133)                                               5,284      4,826        303      2,080
    Early surrender lease payments received - contractual basis                         667      3,926      3,927      3,927
                                                                                   --------   --------   --------   --------
FFO before net derivative losses (SFAS No.133) and after early surrender lease
  payments received                                                                $120,358   $120,263   $108,820   $110,942
                                                                                   ========   ========   ========   ========
FFO available to common shareholders before net derivative losses (SFAS No. 133)
  and after early surrender lease payments received (3)                            $ 98,980   $ 98,165   $ 88,929   $ 90,704
                                                                                   ========   ========   ========   ========
FFO per share before net derivative losses (SFAS No.133) and after cash basis
  early surrender lease income - basic                                             $   1.04   $   1.07   $   0.98   $   1.00
                                                                                   ========   ========   ========   ========
  Weighted average shares outstanding - basic                                        94,904     91,357     90,932     90,737
                                                                                   ========   ========   ========   ========
FFO per share before net derivative losses (SFAS No.133) and after early
  surrender lease payments received - diluted                                      $   1.00   $   1.02      $0.93   $   0.95
                                                                                   ========   ========   ========   ========
FFO per share after net derivative losses (SFAS No.133) and before early
  surrender lease payments received - diluted                                      $   0.95   $   0.95   $   0.90   $   0.90
                                                                                   ========   ========   ========   ========
  Weighted average shares outstanding - diluted                                     105,725    105,982    105,768    105,577
                                                                                   ========   ========   ========   ========


                 RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS
--------------------------------------------------------------------------------

                                                                  SEPTEMBER 30, 2002            JUNE 30, 2002
                                                               --------------------------  ----------------------------
                                                                 INCOME        SHARES        INCOME         SHARES
                                                               (NUMERATOR)  (DENOMINATOR)  (NUMERATOR)    (DENOMINATOR)
                                                               -----------  -------------  -----------    -------------
Basic FFO before net derivative losses (SFAS No.133)
  and after early surrender lease income                        $120,358      $115,402      $120,263      $111,923
Effect of Dilutive Securities
  Convertible Preferred Units                                      6,036         9,344         6,580        10,342
  Convertible Preferred Stock                                        126           200         1,643         2,625
  Stock Options and other                                           --           1,276          --           1,659
                                                                --------      --------      --------      --------
Diluted FFO before net derivative losses (SFAS No.133)
  and after early surrender lease payments received             $126,520      $126,222      $128,486      $126,549
                                                                ========      ========      ========      ========
Company's share of diluted FFO before net derivative losses
  (SFAS 133) and after early surrender lease payments
  received(2)                                                   $105,974      $105,725      $107,605      $105,982
                                                                ========      ========      ========      ========
FFO per share before net derivative losses (SFAS No.133)
  and after early surrender lease payments received - basic     $   1.04                    $   1.07
                                                                ========                    ========
FFO per share before net derivative losses (SFAS No.133)
  and after early surrender lease payments received - diluted   $   1.00                    $   1.02
                                                                ========                    ========

                                                                     MARCH 31, 2002            DECEMBER 31, 2001
                                                               --------------------------  ----------------------------
                                                                 INCOME        SHARES        INCOME         SHARES
                                                               (NUMERATOR)  (DENOMINATOR)  (NUMERATOR)    (DENOMINATOR)
                                                               -----------  -------------  -----------    -------------
Basic FFO before net derivative losses (SFAS No.133)
  and after early surrender lease income                        $108,820      $111,272      $110,942      $110,982
Effect of Dilutive Securities
  Convertible Preferred Units                                      6,757        10,823         6,800        11,011
  Convertible Preferred Stock                                      1,643         2,625         1,648         2,625
  Stock Options and other                                           --           1,387          --           1,205
                                                                --------      --------      --------      --------
Diluted FFO before net derivative losses (SFAS No.133)
  and after early surrender lease payments received             $117,220      $126,107      $119,390      $125,823
                                                                ========      ========      ========      ========
Company's share of diluted FFO before net derivative losses
  (SFAS 133) and after early surrender lease payments
  received(2)                                                   $ 98,314      $105,768      $100,179      $105,577
                                                                ========      ========      ========      ========
FFO per share before net derivative losses (SFAS No.133)
  and after early surrender lease payments received - basic     $   0.98                    $   1.00
                                                                ========                    ========
FFO per share before net derivative losses (SFAS No.133)
  and after early surrender lease payments received - diluted   $   0.93                    $   0.95
                                                                ========                    ========

(1) Real estate depreciation includes the Company's share of joint venture real estate depreciation of $2,170, $1,947, $2,187 and $1,380 less corporate related depreciation of $733, $711, ( $632 and $576 for the three months ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001, respectively.
(2) Based on weighted average shares for the quarter. Company's share for the quarter ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001 was 82.24%, 81.63%, 81.72% and 81.79%, ( respectively.
(3) Based on weighted average diluted shares for the quarter. Company's share for the quarter ended September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001 was 83.76%, 83.75%, 83.87% and 83.91%, (
       respectively.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                                CAPITAL STRUCTURE
--------------------------------------------------------------------------------

                                      DEBT
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                                       AGGREGATE PRINCIPAL
                                                        SEPTEMBER 30, 2002
                                                       -------------------
Mortgage Notes and Bonds Payable                              $4,422,692

Unsecured Bridge Loan                                          1,000,000

Unsecured Line of Credit                                          44,000
                                                              ----------
  Total Debt(1)                                               $5,466,692
                                                              ==========

(1) Does not include joint venture debt outstanding. See page 15 for detailed joint venture information.


                                     EQUITY
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)


                                                            COMMON
                                          SHARES & UNITS    STOCK
                                           OUTSTANDING    EQUIVALENTS    EQUIVALENT(1)
                                          --------------  -----------    -------------
Common Stock                                 95,273           95,273      $ 3,544,156
Operating Partnership Units                  20,496           20,496          762,451
Preferred Operating Partnership Units
  Series One                                  2,446            2,175           80,910
  Series Two                                  5,401            7,087          263,636
                                                         -----------      -----------
Total Equity                                                 125,031      $ 4,651,153
                                                         ===========      ===========
Total Market Capitalization                                               $10,117,845
                                                                          ===========

(1)    Value based on September 30, 2002 closing price of $37.20

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                                  DEBT ANALYSIS
--------------------------------------------------------------------------------

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                  2002           2003(1)          2004           2005           2006         THEREAFTER          TOTAL
                  ----           ----             ----           ----           ----         ----------          -----
Amount         $   39,962    $   2,150,256    $   359,933    $   277,880    $   284,516    $   2,354,145    $   5,466,692
Average Rate         4.46%            4.14%          4.88%          7.05%          7.79%            7.11%            5.81%

(1) Includes $44,000 and $1,000,000 maturing under the Unsecured Line of Credit and Unsecured Bridge Loan, respectively.


                                 UNSECURED DEBT
--------------------------------------------------------------------------------

                  UNSECURED LINE OF CREDIT - DUE MARCH 31, 2003
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                              OUTSTANDING               LETTERS OF   REMAINING
      FACILITY                 @9/30/02                   CREDIT     CAPACITY
      --------                -----------               ----------   ---------
     $ 605,000                 $44,000                     $927      $560,073

                 UNSECURED BRIDGE LOAN - MATURES SEPTEMBER 2003
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                                   OUTSTANDING
                                    @9/30/02

                                   $ 1,000,000

                       UNSECURED AND SECURED DEBT ANALYSIS
--------------------------------------------------------------------------------

                                         WEIGHTED       WEIGHTED AVERAGE
                        % OF DEBT      AVERAGE RATE         MATURITY
                        ---------      ------------     ----------------
Unsecured Debt             19.10%         3.12%            1.0 years
Secured Debt               80.90%         6.44%            4.8 years
                          ------        ------         -------
Total Debt                100.00%         5.81%            4.1 years
                          ======        ======         =======


                      FLOATING AND FIXED RATE DEBT ANALYSIS
--------------------------------------------------------------------------------

                                         WEIGHTED       WEIGHTED AVERAGE
                        % OF DEBT      AVERAGE RATE         MATURITY
                        ---------      ------------     ----------------
Floating Rate Debt          37.55%        3.35%            1.0 years
Fixed Rate Debt             62.45%        7.28%            6.0 years
                          ------        ------         -------
  Total Debt               100.00%        5.81%            4.1 years
                          ======        ======         =======

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
-------------------------------------------------------------------------------
                                 (IN THOUSANDS)

           PROPERTY                2002(1)       2003          2004         2005        2006       THEREAFTER      TOTAL
--------------------------------  ---------    ----------   ----------   ----------   ----------   ----------   ----------
Citigroup Center                  $    1,378   $    5,763   $    6,191   $    6,651   $    7,145   $  490,928   $  518,056
5 Times Square                          --        366,493         --           --           --           --        366,493
Embarcadero Center One,
  Two and Federal Reserve                484        4,498        4,809        5,141        5,496      284,789      305,217
Prudential Center                        679        4,299        4,591        4,919        5,256      265,325      285,069
280 Park Avenue                          668        2,800        3,022        3,261        3,519      252,592      265,862
599 Lexington Avenue                    --           --           --        225,000         --           --        225,000
111 Huntington Avenue                   --        199,933         --           --           --           --        199,933
Times Square Tower                      --           --        191,044         --           --           --        191,044
Embarcadero Center Four                  800        3,315        3,544        3,797        4,061      134,058      149,575
875 Third Avenue(2)                      400      146,766         --           --           --           --        147,166
Embarcadero Center Three                 354        2,206        2,351        2,506        2,671      132,726      142,814
Two Independence Square                  321      113,808         --           --           --           --        114,129
Riverfront Plaza                         436        2,720        2,905        3,104        3,314       98,867      111,346
Democracy Center                         436        1,828        1,961        2,103        2,257       96,150      104,735
Embarcadero Center West Tower            229        1,449        1,546        1,649       90,416         --         95,289
100 East Pratt Street                    436        1,836        1,964        2,100        2,246       80,511       89,093
601 and 651 Gateway Boulevard            132          826          899          977        1,062       84,721       88,617
One Independence Square                 --         75,000         --           --           --           --         75,000
Reservoir Place                          683        2,859        3,061        3,279       60,067         --         69,949
One & Two Reston Overlook                195          818       65,908         --           --           --         66,921
2300 N Street                           --         66,000         --           --           --           --         66,000
202, 206 & 214 Carnegie Center           146          610          663          719          780       59,061       61,979
New Dominion Technology Park,
  Building One                          --            102           91          654        1,282       55,420       57,549
Capital Gallery                          307        1,293        1,404        1,524       50,651         --         55,179
Waltham Weston Corporate Center         --           --         54,240         --           --           --         54,240
504, 506 & 508 Carnegie Center           155          979        1,052        1,136        1,221       42,229       46,772

(1)    Represents the period from October 1, 2002 through December 31, 2002.
(2) This loan was refinanced on October 1, 2002 with proceeds from a draw on the Company's Unsecured Line of Credit. This draw is secured by the 875 Third Avenue property.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)


           PROPERTY                2002(1)       2003          2004         2005        2006       THEREAFTER      TOTAL
--------------------------------  ---------    ----------   ----------   ----------   ----------   ----------   ----------
10 & 20 Burlington Mall Road             204          641          688          741          795       36,444       39,513
10 Cambridge Center                       88          559          607          659          715       32,213       34,841
1301 New York Avenue                     290        1,217        1,315        1,417        1,531       25,061       30,831
2600 Tower Oaks Boulevard             30,169         --           --           --           --           --         30,169
Sumner Square                            115          481          518          557          599       27,581       29,851
Quorum Office Park                      --         29,066         --           --           --           --         29,066
Eight Cambridge Center                   102          516          557          601          649       25,188       27,613
510 Carnegie Center                       86          547          588          635          683       24,255       26,794
Lockheed Martin Building                  96          601          641          685          732       22,581       25,336
University Place                         104          655          702          752          806       21,203       24,222
Reston Corporate Center                   92          574          612          654          698       21,268       23,898
Orbital Sciences - Phase II             --         23,611         --           --           --           --         23,611
191 Spring Street                         66          407          443          482       20,773         --         22,171
Bedford Business Park                    100          634          690          751          818       17,749       20,742
NIMA Building                             78          497          530          566          604       18,430       20,705
Shaws Supermarket                       --         16,422         --           --           --           --         16,422
40 Shattuck Road                        --         15,919         --           --           --           --         15,919
101 Carnegie Center                       55          348          375          406        6,622         --          7,806
Montvale Center                           38          160          173          189        6,762         --          7,322
302 Carnegie Center                     --          6,969         --           --           --           --          6,969
Hilltop Business Center                   31          187          200          214          230        4,581        5,443
201 Carnegie Center(2)                     9           44           48           51           55          214          421

                                  ----------   ----------   ----------   ----------   ----------   ----------   ----------
                                  $   39,962   $1,106,256   $  359,933   $  277,880   $  284,516   $2,354,145   $4,422,692
                                  ==========   ==========   ==========   ==========   ==========   ==========   ==========

(1)    Represents the period from October 1, 2002 through December 31, 2002.
(2)    This loan was repaid on October 4, 2002.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                          UNCONSOLIDATED JOINT VENTURES
--------------------------------------------------------------------------------


                     MISCELLANEOUS BALANCE SHEET INFORMATION
--------------------------------------------------------------------------------
                          (UNAUDITED AND IN THOUSANDS)
                            AS OF SEPTEMBER 30, 2002

                                   ONE     MARKET                   140       265                    TWO       901
                                 FREEDOM   SQUARE   METROPOLITAN  KENDRICK  FRANKLIN  DISCOVERY    FREEDOM   NEW YORK
                                 SQUARE    NORTH      SQUARE       STREET    STREET   SQUARE(2)   SQUARE(2)  AVENUE(2)   COMBINED
                                 -------   ------   ------------  --------  --------  ----------  ---------  ---------   --------
Total Equity(1)                  $   581   $13,112     $31,903    $ 5,689   $22,012     $ 7,030    $ 7,610   $13,882     $101,819
                                 =======   =======     =======    =======   =======     =======    =======   =======     ========
Mortgage/Construction
  loans payable(1)               $18,989   $48,826     $69,939    $14,096   $18,897     $29,221    $31,013   $  --       $230,981
                                 =======   =======     =======    =======   =======     =======    =======   =======     ========
BXP's nominal ownership
  percentage                       25.00%    50.00%      51.00%     25.00%    35.00%      50.00%     50.00%    25.00%
                                 =======   =======     =======    =======   =======     =======    =======   =======

                              RESULTS OF OPERATIONS
--------------------------------------------------------------------------------
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2002

                                   ONE     MARKET                   140       265                    TWO       901
                                 FREEDOM   SQUARE   METROPOLITAN  KENDRICK  FRANKLIN  DISCOVERY    FREEDOM   NEW YORK
                                 SQUARE    NORTH      SQUARE       STREET    STREET   SQUARE(2)   SQUARE(2)  AVENUE(2)   COMBINED
                                 -------   ------   ------------  --------  --------  ----------  ---------  ---------   --------
REVENUE
Total revenue
                                 $ 3,723   $ 5,035     $ 6,014    $ 2,931   $ 3,686     $ 2,610    $ 1,561   $  --       $ 25,560(3)
                                 -------   -------     -------    -------   -------     -------    -------   -------     --------
EXPENSES
Operating                            906     1,341       1,975        509     1,312         598        314      --          6,955
                                 -------   -------     -------    -------   -------     -------    -------   -------     --------
NET OPERATING INCOME               2,817     3,694       4,039      2,422     2,374       2,012      1,247      --         18,605
Interest                           1,479     1,895       2,850      1,064       475         411        199      --          8,373
Depreciation and amortization        744       629       1,203        350       724         704         80      --          4,434
                                 -------   -------     -------    -------   -------     -------    -------   -------     --------
NET INCOME                       $   594   $ 1,170     $   (14)   $ 1,008   $ 1,175     $   897    $   968   $  --       $  5,798
                                 =======   =======     =======    =======   =======     =======    =======   =======     ========
BXP's share of net income
                                 $   189   $   584     $    (7)   $   421   $   411     $   448    $   484   $  --       $  2,530
                                 =======   =======     =======    =======   =======     =======    =======   =======     ========
BXP's share of Funds from
  Operations                     $   622   $   899     $   606    $   584   $   665     $   800    $   524   $  --       $  4,700
                                 =======   =======     =======    =======   =======     =======    =======   =======     ========

(1)    Represents the Company's share.
(2)    Property is currently under development.
(3) The impact of the straight-line rent adjustment increased revenue by $2,444 for the three months ended September 30, 2002.
(4) Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreements.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                 UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS(*)
--------------------------------------------------------------------------------

                     DEBT MATURITIES AND PRINCIPAL PAYMENTS
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

                 2002          2003         2004          2005          2006    THEREAFTER       TOTAL
                 ----          ----         ----          ----          ----    ----------       -----
Amount         $   386    $   49,968    $   33,013    $   2,165    $   2,342    $   143,107    $   230,981
Average Rate      7.84%         3.47%         3.94%        7.89%        7.89%          7.94%          6.40%

                      FLOATING AND FIXED RATE DEBT ANALYSIS
--------------------------------------------------------------------------------

                                                              WEIGHTED           WEIGHTED AVERAGE
                                   % OF DEBT                AVERAGE RATE              MATURITY
                                   ---------                ------------         ----------------
Floating Rate Debt                   34.26%                       3.45%               1.4 years
Fixed Rate Debt                      65.74%                       7.93%               8.4 years
                                    ------                      ------              -----
Total Debt                          100.00%                       6.40%               6.0 years
                                    ======                      ======              =====


               DEBT MATURITIES AND PRINCIPAL PAYMENTS BY PROPERTY
--------------------------------------------------------------------------------
                                 (IN THOUSANDS)

     PROPERTY               2002      2003       2004        2005      2006     THEREAFTER      TOTAL
     --------               ----      ----       ----        ----      ----     ----------      -----
Metropolitan Square(1)   $    112   $    704   $    764   $    830   $    901   $ 66,628      $ 69,939
Market Square North(2)        189        795        858        927      1,001     45,056        48,826
Two Freedom Square(2)        --         --       31,013       --         --         --          31,013
Discovery Square(2)          --       29,221       --         --         --         --          29,221
One Freedom Square(3)          50        205        221        239        258     18,016        18,989
265 Franklin Street(4)       --       18,897       --         --         --         --          18,897
140 Kendrick Street(3)         35        146        157        169        182     13,407        14,096

                         --------   --------   --------   --------   --------   --------      --------
                         $    386   $ 49,968   $ 33,013   $  2,165   $  2,342   $143,107      $230,981
                         ========   ========   ========   ========   ========   ========      ========


(*)    All amounts represent the Company's share.
(1)    Boston Properties has a 51% interest in this property.
(2)    Boston Properties has a 50% interest in this property.
(3)    Boston Properties has a 25% interest in this property.
(4)    Boston Properties has a 35% interest in this property.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                       PORTFOLIO OVERVIEW - SQUARE FOOTAGE
--------------------------------------------------------------------------------

 RENTABLE SQUARE FEET OF IN-SERVICE PROPERTIES BY LOCATION AND TYPE OF PROPERTY
--------------------------------------------------------------------------------


     GEOGRAPHIC AREA                OFFICE(1)     OFFICE/TECHNICAL     INDUSTRIAL        TOTAL       % OF TOTAL
----------------------------      --------------  ------------------   ------------  --------------  ------------
Greater Boston                    7,462,301(2)       545,206              152,009       8,159,516        24.89%
Greater Washington                6,838,236(3)       843,639                 --         7,681,875        23.43%
Greater San Francisco             4,703,765          144,366              280,213       5,128,344        15.64%
Midtown Manhattan                 7,252,686             --                   --         7,252,686        22.13%
Princeton/East Brunswick, NJ      2,319,482             --                   --         2,319,482         7.08%
Baltimore, MD                     1,176,029             --                   --         1,176,029         3.59%
Richmond, VA                        900,586             --                   --           900,586         2.75%
Bucks County, PA                       --               --                161,000         161,000         0.49%
                                 ----------        ---------              -------      ----------       ------
                                 30,653,085        1,533,211              593,222      32,779,518       100.00%
                                 ==========        =========              =======      ==========       ======
% of Total                            93.51%            4.68%                1.81%         100.00%

                                HOTEL PROPERTIES
--------------------------------------------------------------------------------

                                                        NUMBER OF    SQUARE
  HOTEL PROPERTIES                                        ROOMS       FEET
  ----------------                                      ---------   -------
  Long Wharf Marriott, Boston, MA                          402      420,000
  Cambridge Center Marriott, Cambridge, MA                 431      330,400
  Residence Inn by Marriott, Cambridge, MA                 221      187,474
                                                         -----      -------
Total Hotel Properties                                   1,054      937,874
                                                         =====      =======

                               STRUCTURED PARKING
--------------------------------------------------------------------------------

                                        NUMBER OF       SQUARE
                                          SPACES          FEET
                                        ---------       ------
TOTAL STRUCTURED PARKING                 18,484         6,017,423
                                         ======         =========

(1)    Includes retail square footage of approximately 1,200,000.
(2) Includes 343,913 square feet at 265 Franklin Street which is 35% owned by Boston Properties and 380,987 square feet at 140 Kendrick Street which is 25% owned by Boston Properties.
(3) Includes 410,308 square feet at One Freedom Square which is 25% owned by Boston Properties, 587,217 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 181,019 square feet at Discovery Square which is 50% owned by Boston Properties.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                                                                                                         ANNUALIZED
                                                                                                                          REVENUE
                                                                              NUMBER OF                                     PER
                                                SUB MARKET                    BUILDINGS    SQUARE FEET    OCCUPIED %    OCCUPIED SF
                                                ----------                    ---------    ----------    ----------     -----------
GREATER BOSTON
Office
   800 Boylston Street -
     The Prudential Center                     CBD Boston MA                      1          1,175,218         91.9%       $38.25
(1)111 Huntington Avenue -
     The Prudential Center                     CBD Boston MA                      1            854,129         98.2%        45.56
   101 Huntington Avenue -
     The Prudential Center                     CBD Boston MA                      1            510,983         96.7%        38.52
(2)The Shops at the Prudential Center          CBD Boston MA                      1            557,361         90.8%        45.60
   265 Franklin Street (35% ownership)         CBD Boston MA                      1            343,913         67.4%        55.60
   One Cambridge Center                        East Cambridge MA                  1            215,385         93.0%        43.72
   Three Cambridge Center                      East Cambridge MA                  1            107,484        100.0%        26.89
   Eight Cambridge Center                      East Cambridge MA                  1            177,226        100.0%        30.96
   Ten Cambridge Center                        East Cambridge MA                  1            152,664        100.0%        34.32
   Eleven Cambridge Center                     East Cambridge MA                  1             79,616        100.0%        41.87
   University Place                            Mid-Cambridge MA                   1            195,282        100.0%        34.76
   Reservoir Place                             Route 128 Mass Turnpike MA         1            522,760         86.0%        35.33
   204 Second Avenue                           Route 128 Mass Turnpike MA         1             40,974        100.0%        28.89
   140 Kendrick Street (25% ownership)         Route 128 Mass Turnpike MA         3            380,987        100.0%        27.95
   170 Tracer Lane                             Route 128 Mass Turnpike MA         1             73,203         55.1%        35.09
   Waltham Office Center                       Route 128 Mass Turnpike MA         3            130,209         96.5%        30.32
   195 West Street                             Route 128 Mass Turnpike MA         1             63,500        100.0%        46.35
   200 West Street                             Route 128 Mass Turnpike MA         1            248,048        100.0%        34.74
   10 & 20 Burlington Mall Road                Route 128 Northwest MA             2            156,416         87.8%        28.60
   Bedford Business Park                       Route 128 Northwest MA             1             90,000        100.0%        20.59
   32 Hartwell Avenue                          Route 128 Northwest MA             1             69,154        100.0%        28.88
   91 Hartwell Avenue                          Route 128 Northwest MA             1            121,215         86.4%        34.32
   92 Hayden Avenue                            Route 128 Northwest MA             1             31,100        100.0%        51.71
   100 Hayden Avenue                           Route 128 Northwest MA             1             55,924        100.0%        32.90
   33 Hayden Avenue                            Route 128 Northwest MA             1             75,216        100.0%        40.16
   Lexington Office Park                       Route 128 Northwest MA             2            167,293         83.0%        30.14
   191 Spring Street                           Route 128 Northwest MA             1            162,700        100.0%        30.79
   181 Spring Street                           Route 128 Northwest MA             1             53,595        100.0%        36.35
   201 Spring Street                           Route 128 Northwest MA             1            102,500        100.0%        32.33
   40 Shattuck Road                            Route 128 Northwest MA             1            119,499         92.6%        25.90
(3)Quorum Office Park                          Route 128 Northwest MA             2            259,918        100.0%        17.61
   Newport Office Park                         Route 128 South MA                 1            168,829        100.0%        23.87
                                                                               ----          ---------        -----        ------
                                                                                 39          7,462,301         93.5%       $36.41
                                                                               ----          ---------        -----        ------
Office/Technical
   Fourteen Cambridge Center                   East Cambridge MA                  1             67,362        100.0%        19.48
   Bedford Business Park                       Route 128 Northwest MA             2            383,704        100.0%        14.87
   17 Hartwell Avenue                          Route 128 Northwest MA             1             30,000        100.0%        11.00
   164 Lexington Road                          Route 128 Northwest MA             1             64,140        100.0%         9.77
                                                                               ----          ---------        -----        ------
                                                                                  5            545,206        100.0%       $14.62
                                                                               ----          ---------        -----        ------
Industrial
   40-46 Harvard Street                        Route 128 Southwest MA             1            152,009        100.0%       $ 7.54
                                                                               ----          ---------        -----        ------

                                               Total Greater Boston:             45          8,159,516         94.0%       $34.29
                                                                               ====          =========        =====        ======

(1)    Not included in same property analysis
(2) 93,852 square feet of space added in Q2 2002 is not included in the same property analysis.
(3) One building totaling 129,959 square feet is not included in same property analysis.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                                                                                                        ANNUALIZED
                                                                                                                          REVENUE
                                                                              NUMBER OF                                     PER
                                                SUB MARKET                    BUILDINGS    SQUARE FEET    OCCUPIED %    OCCUPIED SF
                                                ----------                    ---------    ----------    ----------     -----------
GREATER WASHINGTON, DC
Office
   2300 N Street                                 West End Washington DC          1            276,930          98.7%      $53.72
   One Independence Square                       Southwest Washington DC         1            337,794         100.0%       40.65
   Two Independence Square                       Southwest Washington DC         1            579,665         100.0%       38.06
   Capital Gallery                               Southwest Washington DC         1            396,894         100.0%       36.48
   500 E Street, N. W.                           Southwest Washington DC         1            242,769         100.0%       32.39
   Metropolitan Square (51% ownership)           East End Washington DC          1            587,217          98.7%       38.02
   1301 New York Avenue                          East End Washington DC          1            188,358         100.0%       30.34
   Market Square North (50% ownership)           East End Washington DC          1            401,279         100.0%       44.35
   Sumner Square                                 CBD Washington DC               1            207,620         100.0%       34.19
   Decoverly Two                                 Montgomery County MD            1             77,747         100.0%       24.14
   Decoverly Three                               Montgomery County MD            1             77,040         100.0%       25.45
   Democracy Center                              Montgomery County MD            3            681,452          96.4%       29.75
   Montvale Center                               Montgomery County MD            1            120,823          85.5%       23.54
   2600 Tower Oaks Boulevard                     Montgomery County MD            1            178,869          97.8%       32.05
(2)Orbital Sciences Campus                       Loudoun County                  3            337,228         100.0%       23.24
   The Arboretum                                 Fairfax County VA               1             95,584         100.0%       25.71
   One Freedom Square (25% ownership)            Fairfax County VA               1            410,308         100.0%       33.26
   One Reston Overlook                           Fairfax County VA               1            312,685         100.0%       22.15
   Two Reston Overlook                           Fairfax County VA               1            131,594          77.4%       32.48
(1)One Discovery Square (50% ownership)          Fairfax County VA               1            181,019         100.0%       35.61
   New Dominion Technology Park                  Fairfax County VA               1            235,201         100.0%       27.19
   Reston Corporate Center                       Fairfax County VA               2            261,046         100.0%       31.09
   Lockheed Martin Building                      Fairfax County VA               1            255,244         100.0%       29.63
   NIMA Building                                 Fairfax County VA               1            263,870         100.0%       45.57
                                                                               ----         ---------         -----        -----
                                                                                29          6,838,236          98.7%      $34.36
                                                                               ----         ---------         -----        -----
Office/Technical
   Sugarland Business Park, Building One         Fairfax County VA               1             52,797         100.0%       22.57
   Sugarland Business Park, Building Two         Fairfax County VA               1             59,215          65.9%       20.09
   7435 Boston Boulevard                         Fairfax County VA               1            103,557          82.3%       14.81
   7451 Boston Boulevard                         Fairfax County VA               1             47,001          66.1%       15.39
   7450 Boston Boulevard                         Fairfax County VA               1             62,402         100.0%       16.81
   7374 Boston Boulevard                         Fairfax County VA               1             57,321         100.0%       13.92
   8000 Grainger Court                           Fairfax County VA               1             90,465         100.0%       13.45
   7500 Boston Boulevard                         Fairfax County VA               1             79,971         100.0%       14.89
   7501 Boston Boulevard                         Fairfax County VA               1             75,756         100.0%       23.55
   7601 Boston Boulevard                         Fairfax County VA               1            103,750         100.0%       14.28
   7375 Boston Boulevard                         Fairfax County VA               1             26,865          87.1%       16.47
   8000 Corporate Court                          Fairfax County VA               1             52,539         100.0%       10.03
(1)7300 Boston Boulevard                         Fairfax County VA               1             32,000         100.0%       20.25
                                                                               ----         ---------         -----        -----
                                                                                13            843,639          93.1%      $16.65
                                                                               ----         ---------         -----        -----
                                                 Total Greater Washington:      42          7,681,875          98.1%      $32.44
                                                                               ====         =========         =====        =====


(1)    Not included in same property analysis
(2) One of three buildings totaling 160,502 square feet is not included in the same property analysis

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                                                                                                         ANNUALIZED
                                                                                                                          REVENUE
                                                                              NUMBER OF                                     PER
                                                SUB MARKET                    BUILDINGS    SQUARE FEET    OCCUPIED %    OCCUPIED SF
                                                ----------                    ---------    ----------    ----------     -----------
MIDTOWN MANHATTAN
Office
   599 Lexington Avenue                            Park Avenue NY                  1       1,019,772         97.8%      $60.42
   280 Park Avenue                                 Park Avenue NY                  1       1,166,777         98.6%       54.08
   Citigroup Center                                Park Avenue NY                  1       1,576,803         99.9%       55.47
(1)399 Park Avenue                                 Park Avenue NY                  1       1,677,679        100.0%       68.19
(1)5 Times Square                                  Times Square NY                 1       1,099,754         97.5%       50.54
   875 Third Avenue                                East Side NY                    1         711,901         91.7%       54.15
                                                                                ----       ---------        -----       ------
                                                 Total Midtown Manhattan:          6       7,252,686         98.2%      $58.07
                                                                                ====       =========        =====       ======
PRINCETON/EAST BRUNSWICK, NJ
Office
   101 Carnegie Center                             Princeton NJ                    1         123,659        100.0%      $27.45
   104 Carnegie Center                             Princeton NJ                    1         102,830         85.2%       31.71
   105 Carnegie Center                             Princeton NJ                    1          69,648        100.0%       28.80
   201 Carnegie Center                             Princeton NJ                    -           6,500        100.0%       24.04
   202 Carnegie Center                             Princeton NJ                    1         128,705         98.4%       29.69
   210 Carnegie Center                             Princeton NJ                    1         161,112        100.0%       29.95
   211 Carnegie Center                             Princeton NJ                    1          47,025        100.0%       24.32
   212 Carnegie Center                             Princeton NJ                    1         148,233        100.0%       31.10
   214 Carnegie Center                             Princeton NJ                    1         152,214         93.1%       29.24
   206 Carnegie Center                             Princeton NJ                    1         161,763        100.0%       28.10
   302 Carnegie Center                             Princeton NJ                    1          65,135         95.5%       30.31
   502 Carnegie Center                             Princeton NJ                    1         116,374         95.3%       30.69
   510 Carnegie Center                             Princeton NJ                    1         234,160        100.0%       25.32
   504 Carnegie Center                             Princeton NJ                    1         121,990        100.0%       26.94
   506 Carnegie Center                             Princeton NJ                    1         138,162         55.4%       30.59
   508 Carnegie Center                             Princeton NJ                    1         131,085        100.0%       25.29
   One Tower Center                                East Brunswick NJ               1         410,887         84.4%       32.34
                                                                                ----       ---------        -----       ------
                                                 Total Princeton/
                                                 East Brunswick, NJ:              16       2,319,482         93.0%      $29.08
                                                                                ====       =========        =====       ======
GREATER SAN FRANCISCO
Office
   Embarcadero Center One                          CBD San Francisco CA            1         833,727         97.5%      $43.51
   Embarcadero Center Two                          CBD San Francisco CA            1         780,441         88.1%       47.68
   Embarcadero Center Three                        CBD San Francisco CA            1         773,581         93.7%       43.86
   Embarcadero Center Four                         CBD San Francisco CA            1         935,723         91.5%       62.49
   Federal Reserve                                 CBD San Francisco CA            1         149,592        100.0%       49.43
   West Tower                                      CBD San Francisco CA            1         473,427         99.6%       50.43
(1)611 Gateway                                     South San Francisco CA          1         250,825          0.0%         --
   601 and 651 Gateway                             South San Francisco CA          2         506,449         85.5%       38.11
                                                                                ----       ---------        -----       ------
                                                                                   9       4,703,765         87.9%      $48.63
                                                                                ----       ---------        -----       ------
Office/Technical
   Hilltop Office Center                           South San Francisco CA          9         144,366         87.5%      $14.90
                                                                                ----       ---------        -----       ------
Industrial
   560 Forbes Blvd                                 South San Francisco CA          1          40,000        100.0%       10.30
   430 Rozzi Place                                 South San Francisco CA          1          20,000        100.0%       11.66
   2391 West Winton                                Hayward CA                      1         220,213        100.0%        5.19
                                                                                ----       ---------        -----       ------
                                                                                   3         280,213        100.0%      $ 6.38
                                                                                ----       ---------        -----       ------
                                                 Total Greater San Francisco:     21       5,128,344         88.6%      $45.09
                                                                                ====       =========        =====       ======

(1)    Not included in same property analysis

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE PROPERTY LISTING
--------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                                                                                                        ANNUALIZED
                                                                                                                          REVENUE
                                                                              NUMBER OF                                     PER
                                                SUB MARKET                    BUILDINGS    SQUARE FEET    OCCUPIED %    OCCUPIED SF
                                                ----------                    ---------    ----------    ----------     -----------
BALTIMORE, MD
Office
   Candler Building                             Baltimore MD                      1           540,706        96.1%       $19.15
   100 East Pratt Street                        Baltimore MD                      1           635,323        98.2%        30.90
                                                                               ----        ----------       -----        ------
                                              Total Baltimore, MD:                2         1,176,029        97.2%       $25.56
                                                                               ====        ==========       =====        ======
RICHMOND, VA
Office
   Riverfront Plaza                             Richmond VA                       1           900,586        92.0%       $24.02
                                                                               ====        ==========       =====        ======
BUCKS COUNTY, PA
Industrial
   38 Cabot Boulevard                           Bucks County PA                   1           161,000       100.0%       $ 5.24
                                                                               ====        ==========       =====        ======
                                              Total In-Service Properties:      134        32,779,518        95.1%
                                                                               ====        ==========       =====

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                      TOP 20 TENANTS BY SQUARE FEET LEASED
--------------------------------------------------------------------------------

                                                                               % OF
           TENANT                                               SQ. FT.       PORTFOLIO
           ------                                              ---------      ---------
 1  U.S. Government                                            2,305,973        7.03%
 2  Citibank, N.A.                                             1,331,773        4.06%
 3  Ernst and Young                                            1,062,203        3.24%
 4  Lockheed Martin Corporation                                  676,414        2.06%
 5  Shearman & Sterling                                          494,808        1.51%
 6  Gillette Company                                             488,177        1.49%
 7  Lehman Brothers                                              436,723        1.33%
 8  Parametric Technology Corp.(1)                               380,987        1.16%
 9  Washington Group International                               365,245        1.11%
10  Deutsche Bank                                                346,617        1.06%
11  Orbital Sciences Corporation                                 337,228        1.03%
12  Wachovia                                                     319,966        0.98%
13  TRW, Inc.                                                    315,675        0.96%
14  Hunton & Williams                                            311,285        0.95%
15  T. Rowe Price Associates, Inc.                               304,129        0.93%
16  Digitas                                                      279,182        0.85%
17  Accenture(1)                                                 265,622        0.81%
18  Marsh USA Inc.                                               260,362        0.79%
19  Tellabs Operations, Inc.                                     259,918        0.79%
20  Covance, Inc.                                                258,831        0.79%

    Total % of Portfolio Square Feet                                           32.95%
    Total % of Portfolio Revenue                                               34.02%

                    MAJOR SIGNED DEALS FOR FUTURE DEVELOPMENT
-------------------------------------------------------------------------------

    TENANT                                                                    SQ. FT.
    ------                                                                    -------
    Finnegan Henderson Farabow Garrett & Dunner, LLP(2)                       348,542
    U.S. Government                                                           257,400

---------------
(1) These tenants occupy space in a property in which Boston Properties has a 25% interest.

(2) Includes 97,205 sf of space in a property in which Boston Properties has a 50% interest and the remainder in a property in which Boston Properties has a 25% interest.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                            PORTFOLIO OVERVIEW - FFO
--------------------------------------------------------------------------------


   PERCENTAGE OF PROPERTY FUNDS FROM OPERATIONS (1) FOR IN-SERVICE PROPERTIES
    BY LOCATION AND TYPE OF PROPERTY FOR THE QUARTER ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

                                               OFFICE/
      GEOGRAPHIC AREA           OFFICE(2)     TECHNICAL     INDUSTRIAL     HOTEL      TOTAL
      ---------------           ----------    ---------     ----------     -----      -----
Greater Boston                       21.5%          0.8%          0.1%        3.2%      25.6%
Greater Washington                   18.9%          1.2%          --          --        20.1%
Greater San Francisco                17.3%          0.2%          0.2%        --        17.7%
Midtown Manhattan                    27.2%          --            --          --        27.2%
Princeton/East Brunswick, NJ          4.8%          --            --          --         4.8%
Baltimore, MD                         2.6%          --            --          --         2.6%
Richmond, VA                          1.9%          --            --          --         1.9%
Bucks County, PA                      --            --            0.1%        --         0.1%
                                  -------      --------       -------     -------    -------
        Total                        94.2%          2.2%          0.4%        3.2%     100.0%
                                  =======      ========       =======     =======    =======

      GEOGRAPHIC AREA                                          CBD       SUBURBAN     TOTAL
      ---------------                                          ---       --------     -----
Greater Boston                                                   17.6%        8.0%      25.6%
Greater Washington                                                9.5%       10.6%      20.1%
Greater San Francisco                                            15.9%        1.7%      17.6%
Midtown Manhattan                                                27.3%        --        27.3%
Princeton/East Brunswick, NJ                                      --          4.8%       4.8%
Baltimore, MD                                                     2.6%        --         2.6%
Richmond, VA                                                      1.9%        --         1.9%
Bucks County, PA                                                  --          0.1%       0.1%
                                                               ------      ------     ------
        Total                                                    74.8%       25.2%     100.0%
                                                               =======     ======     ======

-----------------
(1) For this table, Property Funds from Operations is equal to GAAP basis property NOI which includes the effect of straight-line rent and excludes any deduction for interest expense.

(2)    Includes Retail Center FFO (Prudential Center and Embarcadero Center).

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002



                               OCCUPANCY ANALYSIS
--------------------------------------------------------------------------------


                      SAME PROPERTY OCCUPANCY - BY LOCATION
--------------------------------------------------------------------------------

                                               CBD                       SUBURBAN                    TOTAL
                                  ------------------------------ ------------------------- --------------------------
  LOCATION                         30-SEP-02        30-SEP-01     30-SEP-02    30-SEP-01    30-SEP-02     30-SEP-01
  --------                        -------------   -------------- ------------ ------------ ------------  ------------
  Greater Boston                         91.4%            90.9%        95.2%        94.5%        93.4%         92.8%
  Greater Washington                     99.6%            99.6%        96.7%        97.0%        98.0%         98.1%
  Midtown Manhattan                      97.8%           100.0%         --           --          97.8%        100.0%
  Baltimore, MD                          97.2%            99.6%         --           --          97.2%         99.6%
  Princeton/East Brunswick, NJ            --               --          93.0%        92.8%        93.0%         92.8%
  Richmond, VA                           92.0%            98.6%         --           --          92.0%         98.6%
  Greater San Francisco                  93.8%            96.0%        90.2%        88.0%        93.1%         94.5%
  Bucks County, PA                        --               --         100.0%       100.0%       100.0%        100.0%
                                  -------------   --------------  ------------ ------------ ------------  ------------
     Total Portfolio                     95.6%            97.1%        94.9%        94.6%        95.4%         96.1%
                                  =============   ============== ============ ============ ============  ============

                       SAME PROPERTY - BY TYPE OF PROPERTY
--------------------------------------------------------------------------------

                                               CBD                       SUBURBAN                    TOTAL
                                  ------------------------------ ------------------------- --------------------------
  LOCATION                         30-SEP-02        30-SEP-01     30-SEP-02    30-SEP-01    30-SEP-02     30-SEP-01
  --------                        -------------   -------------- ------------ ------------ ------------  ------------
  Total Office Portfolio                 95.6%            97.1%        94.7%        94.4%        95.3%         96.2%
  Total Office/Technical Portfolio      100.0%           100.0%        94.7%        98.9%        94.9%         98.9%
  Total Industrial Portfolio              0.0%             0.0%       100.0%        87.3%       100.0%         87.3%
                                  -------------   -------------- ------------ ------------ ------------  ------------
  Total Portfolio                        95.6%            97.1%        94.9%        94.6%        95.4%         96.1%
                                  =============   ============== ============ ============ ============  ============

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                          IN-SERVICE OFFICE PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                                                         ANNUALIZED                ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED     CURRENT ANNUALIZED        REVENUES UNDER           REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO     REVENUES UNDER          REVENUES UNDER          EXPIRING LEASES       EXPIRING LEASES WITH
EXPIRATION        EXPIRING LEASES       EXPIRING LEASES     EXPIRING LEASES P.S.F.   WITH FUTURE STEP-UPS   FUTURE STEP-UPS - P.S.F.
-------------    ------------------   -------------------   ----------------------   --------------------   ------------------------
   2002              379,748              $14,509,562            $38.21               $ 15,119,033               39.81
   2003            1,290,144               44,311,486             34.35                 44,387,766               34.41
   2004            2,514,528               95,405,643             37.94                 96,090,704               38.21
   2005            2,422,943               89,518,605             36.95                 92,382,537               38.13
   2006            3,743,135              156,495,304             41.81                163,598,472               43.71
   2007            2,239,149               84,532,178             37.75                 88,486,672               39.52
   2008            1,359,764               55,654,134             40.93                 56,202,725               41.33
   2009            2,176,765               80,986,399             37.20                 90,541,293               41.59
   2010            1,211,520               55,303,563             45.65                 63,231,588               52.19
   2011            2,680,027              106,261,091             39.65                122,805,566               45.82
Thereafter         7,678,717              370,420,759             48.24                440,919,003               57.42

YEAR OF LEASE           PERCENTAGE OF
EXPIRATION            TOTAL SQUARE FEET
-------------         -----------------
   2002                       1.29%
   2003                       4.37%
   2004                       8.52%
   2005                       8.21%
   2006                      12.69%
   2007                       7.59%
   2008                       4.61%
   2009                       7.38%
   2010                       4.11%
   2011                       9.08%
Thereafter                   26.03%


                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                               CBD                             SUBURBAN                         TOTAL
                                  ------------------------------      --------------------------     -----------------------------
  LOCATION                          30-SEP-02        30-SEP-01          30-SEP-02     30-SEP-01        30-SEP-02        30-SEP-01
  --------                        -------------    -------------      -------------  -----------     ------------     ------------
  Greater Boston                       92.7%           90.7%              94.4%          94.1%             93.5%         92.4%
  Greater Washington                   99.6%           99.6%              97.9%          96.5%             98.7%         98.0%
  Midtown Manhattan                    98.2%           99.9%               --              --              98.2%         99.9%
  Baltimore, MD                        97.2%           99.6%               --              --              97.2%         99.6%
  Princeton/East Brunswick, NJ          --              --                93.0%          92.8%             93.0%         98.6%
  Richmond, VA                         92.0%           98.6%               --              --              92.0%         92.8%
  Greater San Francisco                93.8%           96.0%              57.2%          92.6%             87.9%         95.6%
  Bucks County, PA                      n/a             n/a                n/a            n/a               n/a           n/a
                                      -----           -----              -----          -----             -----         -----
     Total Portfolio                   96.2%*          97.1%*             92.5%          94.6%             95.0%         96.2%
                                      =====           =====              =====          =====             =====         =====

-------------------
*      Includes approximately 1,200,000 of retail square footage.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002


                     IN-SERVICE OFFICE/TECHNICAL PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------


                                                                                         ANNUALIZED                ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED     CURRENT ANNUALIZED       REVENUES UNDER           REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO      REVENUES UNDER         REVENUES UNDER        EXPIRING LEASES         EXPIRING LEASES WITH
EXPIRATION        EXPIRING LEASES        EXPIRING LEASES    EXPIRING LEASES P.S.F.  WITH FUTURE STEP-UPS    FUTURE STEP-UPS - P.S.F.
-------------    ------------------   -------------------   ----------------------  --------------------    ------------------------
   2002               66,528                 $1,310,113             $19.69                $1,310,113               $19.69
   2003              118,915                  1,681,967              14.14                 1,683,918                14.16
   2004              122,291                  1,838,495              15.03                 1,900,209                15.54
   2005              147,214                  2,094,286              14.23                 2,202,490                14.96
   2006              295,604                  3,988,498              13.49                 4,376,135                14.80
   2007              314,435                  5,060,305              16.09                 5,574,803                17.73
   2008                --                         --                   --                      --                     --
   2009                --                         --                   --                      --                     --
   2010               79,971                  1,190,430              14.89                 1,191,196                14.90
   2011              137,321                  2,377,814              17.32                 2,577,815                18.77
Thereafter           203,112                  3,441,327              16.94                 3,996,784                19.68

YEAR OF LEASE           PERCENTAGE OF
EXPIRATION            TOTAL SQUARE FEET
-------------         -----------------
   2002                      4.34%
   2003                      7.76%
   2004                      7.98%
   2005                      9.60%
   2006                     19.28%
   2007                     20.51%
   2008                      --
   2009                      --
   2010                      5.22%
   2011                      8.96%
Thereafter                  13.25%


                              OCCUPANCY BY LOCATION
--------------------------------------------------------------------------------

                                               CBD                             SUBURBAN                         TOTAL
                                  ------------------------------      --------------------------     -----------------------------
  LOCATION                          30-SEP-02        30-SEP-01          30-SEP-02     30-SEP-01        30-SEP-02        30-SEP-01
  --------                        -------------    -------------      -------------  -----------     ------------     ------------
  Greater Boston                       100.0%         100.0%              100.0%         100.0%            100.0%        100.0%
  Greater Washington                     --             --                 93.1%          97.0%             93.1%         97.0%
  Midtown Manhattan                     n/a            n/a                 n/a            n/a               n/a           n/a
  Baltimore, MD                         n/a            n/a                 n/a            n/a               n/a           n/a
  Princeton/East Brunswick, NJ          n/a            n/a                 n/a            n/a               n/a           n/a
  Richmond, VA                          n/a            n/a                 n/a            n/a               n/a           n/a
  Greater San Francisco                  --             --                 87.5%          90.0%             87.5%         90.0%
  Bucks County, PA                      n/a            n/a                 n/a            n/a               n/a           n/a
                                       -----         -----                -----          -----             -----         -----
     Total Portfolio                   100.0%        100.0%                94.8%          97.2%             95.0%         97.3%
                                       =====         =====                =====          =====             =====         =====

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                        IN-SERVICE INDUSTRIAL PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED                ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED   CURRENT ANNUALIZED        REVENUES UNDER             REVENUES UNDER
   YEAR OF LEASE  FOOTAGE SUBJECT TO      REVENUES UNDER     REVENUES UNDER          EXPIRING LEASES          EXPIRING LEASES WITH
    EXPIRATION     EXPIRING LEASES       EXPIRING LEASES  EXPIRING LEASES P.S.F.    WITH FUTURE STEP-UPS    FUTURE STEP-UPS - P.S.F
    ----------     ---------------     ---------------    -----------------------   --------------------    ----------------------
       2002             23,904         $  208,186         $    8.71                  $  208,186             $    8.71
       2003            128,105            938,399              7.33                     938,399                  7.33
       2004            321,213          1,645,668              5.12                   1,645,668                  5.12
       2005                --                 --               --                          --                     --
       2006                --                 --               --                          --                     --
       2007             20,000            233,256             11.66                     258,183                 12.91
       2008             60,000            342,000              5.70                     386,724                  6.45
       2009                --                 --               --                          --                     --
       2010                --                 --               --                          --                     --
       2011                --                 --               --                          --                     --

    Thereafter             --                 --               --                          --                     --

   YEAR OF LEASE             PERCENTAGE OF
    EXPIRATION            TOTAL SQUARE FEET
    ----------            -----------------
       2002                      4.03%
       2003                     21.59%
       2004                     54.15%
       2005                       --
       2006                       --
       2007                      3.37%
       2008                     10.11%
       2009                       --
       2010                       --
       2011                       --
Thereafter                        --

                              OCCUPANCY BY LOCATION
-------------------------------------------------------------------------------

                                                   CBD                            SUBURBAN
                               -------------------------------------  ------------------------------------
  LOCATION                              30-SEP-02       30-SEP-01      30-SEP-02              30-SEP-01
  --------                     ----------------------   ------------  ------------        ----------------
  Greater Boston                        --                   --         100.0%                  89.8%
  Greater Washington                   n/a                  n/a         n/a                      n/a
  Midtown Manhattan                    n/a                  n/a         n/a                      n/a
  Baltimore, MD                        n/a                  n/a         n/a                      n/a
  Princeton/East Brunswick, NJ         n/a                  n/a         n/a                      n/a
  Richmond, VA                         n/a                  n/a         n/a                      n/a
  Greater San Francisco                 --                   --         100.0%                  78.6%
  Bucks County, PA                      --                   --         100.0%                 100.0%
                                       ---                  ---         -----                  -----
     Total Portfolio                    --                   --         100.0%                  87.3%
                                       ===                  ===         =====                  =====

                                              TOTAL
                                   -------------------------------
  LOCATION                         30-SEP-02          30-SEP-01
  --------                         --------------   --------------
  Greater Boston                   100.0%             89.8%
  Greater Washington                 n/a               n/a
  Midtown Manhattan                  n/a               n/a
  Baltimore, MD                      n/a               n/a
  Princeton/East Brunswick, NJ       n/a               n/a
  Richmond, VA                       n/a               n/a
  Greater San Francisco            100.0%             78.6%
  Bucks County, PA                 100.0%            100.0%
                                   -----             -----
     Total Portfolio               100.0%             87.3%
                                   =====             =====

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                          IN-SERVICE RETAIL PROPERTIES
-------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
-------------------------------------------------------------------------------

                                                                                                ANNUALIZED
                      RENTABLE SQUARE     CURRENT ANNUALIZED      CURRENT ANNUALIZED            REVENUES UNDER
   YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER          REVENUES UNDER            EXPIRING LEASES
     EXPIRATION       EXPIRING LEASES      EXPIRING LEASES        EXPIRING LEASES P.S.F.     WITH FUTURE STEP-UPS
     ----------      ----------------      ---------------        ----------------------     --------------------
     2002              18,047              $ 1,532,490            $        84.92 (1)         $        1,566,930
     2003             193,160                6,022,037                     31.18                      6,013,082
     2004             128,983                7,274,046                     56.40                      7,312,043
     2005              95,177                4,360,256                     45.81                      4,504,812
     2006              64,382                3,242,061                     50.36                      3,287,250
     2007              63,363                2,884,956                     45.53                      3,091,587
     2008              52,996                2,527,843                     47.70                      2,707,007
     2009              35,048                1,575,948                     44.97                      1,681,298
     2010              95,645                3,546,026                     37.07                      4,038,031
     2011              41,689                2,603,088                     62.44                      3,012,005
Thereafter            453,675               24,014,568                     52.93                     29,091,847

                                  ANNUALIZED
                                  REVENUES UNDER
   YEAR OF LEASE              EXPIRING LEASES WITH          PERCENTAGE OF
     EXPIRATION             FUTURE STEP-UPS - P.S.F.       TOTAL SQUARE FEET
     ----------             ------------------------       -----------------
     2002                   $              86.82                    1.57%
     2003                                  31.13                   16.82%
     2004                                  56.69                   11.23%
     2005                                  47.33                    8.29%
     2006                                  51.06                    5.61%
     2007                                  48.79                    5.52%
     2008                                  51.08                    4.61%
     2009                                  47.97                    3.05%
     2010                                  42.22                    8.33%
     2011                                  72.25                    3.63%
Thereafter                                 64.12                   39.51%

(1) Includes $2,055,381 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                               GRAND TOTAL OF ALL
                             IN-SERVICE PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATION
--------------------------------------------------------------------------------


                 RENTABLE SQUARE   CURRENT ANNUALIZED    CURRENT ANNUALIZED
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER        REVENUES UNDER
  EXPIRATION     EXPIRING LEASES     EXPIRING LEASES    EXPIRING LEASES P.S.F
  ----------    ----------------     ---------------    ---------------------
     2002           488,227          $ 17,560,351             $   35.97
     2003         1,730,324            52,953,889                 30.60
     2004         3,087,015           106,163,853                 34.39
     2005         2,665,334            95,973,148                 36.01
     2006         4,103,121           163,725,863                 39.90
     2007         2,636,947            92,710,695                 35.16
     2008         1,472,760            58,523,977                 39.74
     2009         2,211,813            82,562,347                 37.33
     2010         1,387,136            60,040,019                 43.28
     2011         2,859,037           111,241,993                 38.91
  Thereafter      8,335,504           397,876,654                 47.73



                      ANNUALIZED            ANNUALIZED
                    REVENUES UNDER       REVENUES UNDER
YEAR OF LEASE      EXPIRING LEASES      EXPIRING LEASES WITH         PERCENTAGE OF
  EXPIRATION     WITH FUTURE STEP-UPS  FUTURE STEP-UPS - P.S.F.    TOTAL SQUARE FEET
  ----------     --------------------  ------------------------    -----------------
     2002               $ 18,204,262           $   37.29                    1.49%
     2003                 53,023,165               30.64                    5.28%
     2004                106,948,625               34.64                    9.42%
     2005                 99,089,839               37.18                    8.13%
     2006                171,261,857               41.74                   12.52%
     2007                 97,411,245               36.94                    8.04%
     2008                 59,296,456               40.26                    4.49%
     2009                 92,222,591               41.70                    6.75%
     2010                 68,460,816               49.35                    4.23%
     2011                128,395,386               44.91                    8.72%
  Thereafter             474,007,634               56.87                   25.43%


                              OCCUPANCY BY LOCATION
  ------------------------------------------------------------------------------

                                        CBD                      SUBURBAN                       TOTAL
                             ---------------------------   ------------------------    ----------------------
LOCATION                     30-SEP-02       30-SEP-01      30-SEP-02    30-SEP-01     30-SEP-02    30-SEP-01
--------                     -----------     -----------   -----------   ----------    ----------   ---------
Greater Boston                    92.8%           90.9%         95.3%        94.6%         94.0%       92.9%
Greater Washington                99.6%           99.6%         97.0%        96.6%         98.1%       97.8%
Midtown Manhattan                 98.2%           99.9%             -            -         98.2%       99.9%
Baltimore, MD                     97.2%           99.6%             -            -         97.2%       99.6%
Princeton/East Brunswick, NJ          -               -         93.0%        92.8%         93.0%       98.6%
Richmond, VA                      92.0%           98.6%             -            -         92.0%       92.8%
Greater San Francisco             93.8%           96.0%         71.0%        88.0%         88.6%       94.5%
Bucks County, PA                      -               -        100.0%       100.0%        100.0%      100.0%
                             -----------     -----------   -----------   ----------    ----------   ---------
   Total Portfolio                96.2%           96.0%         93.2%        94.6%         95.1%       96.1%
                             ===========     ===========   ===========   ==========    ==========   =========

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES
-------------------------------------------------------------------------------


                       LEASE EXPIRATIONS - GREATER BOSTON
-------------------------------------------------------------------------------

                                            OFFICE
                   ---------------------------------------------------------------
                                                                   ANNUALIZED
                    RENTABLE SQUARE     CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO     REVENUES UNDER          EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES      EXPIRING LEASES       WITH FUTURE STEP-UPS
 ----------        ----------------     ---------------       --------------------
     2002              203,707            $ 5,648,883                $ 5,648,883
     2003              303,303             10,437,994                 10,456,188
     2004              663,548             24,862,859                 25,269,953
     2005              873,710             34,008,791                 34,748,112
     2006              567,757             20,634,277                 21,137,248
     2007              378,825             15,784,906                 16,744,656
     2008              112,472              3,560,286                  3,585,547
     2009              938,426             33,613,515                 37,050,207
     2010              170,346              6,781,620                  7,702,342
     2011              765,559             26,748,280                 31,887,390
  Thereafter         1,286,459             47,050,287                 58,045,600

                                             OFFICE/TECHNICAL
                   ---------------------------------------------------------------------
                                                                        ANNUALIZED
                   RENTABLE SQUARE     CURRENT ANNUALIZED             REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO      REVENUES UNDER              EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES       EXPIRING LEASES           WITH FUTURE STEP-UPS
 ----------        -----------------      ---------------            -------------------
     2002                      -                $        -             $           -
     2003                      -                         -                         -
     2004                      -                         -                         -
     2005                      -                         -                         -
     2006                253,704                 3,328,641                 3,663,288
     2007                144,140                 1,752,912                 2,208,262
     2008                      -                         -                         -
     2009                      -                         -                         -
     2010                      -                         -                         -
     2011                 80,000                 1,579,750                 1,779,750
  Thereafter              67,362                 1,312,022                 1,618,519

                                         INDUSTRIAL
                   -----------------------------------------------------------
                                                                  ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED        REVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO      REVENUES UNDER          EXPIRING LEASES
 EXPIRATION       EXPIRING LEASES       EXPIRING LEASES       WITH FUTURE STEP-UPS
 ----------       ---------------       ---------------       --------------------
    2002              23,904               $208,186            $ 208,186
    2003             128,105                938,399              938,399
    2004                   -                      -                    -
    2005                   -                      -                    -
    2006                   -                      -                    -
    2007                   -                      -                    -
    2008                   -                      -                    -
    2009                   -                      -                    -
    2010                   -                      -                    -
    2011                   -                      -                    -
 Thereafter                -                      -                    -

                                         INDUSTRIAL
                   -----------------------------------------------------------
                                                                ANNUALIZED
                  RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE    FOOTAGE SUBJECT TO       REVENUES UNDER       EXPIRING LEASES
 EXPIRATION        EXPIRING LEASES       EXPIRING LEASES     WITH FUTURE STEP-UPS
 ----------        ---------------       ---------------     --------------------
    2002              7,548               $1,135,016 (1)          $1,169,456
    2003            159,471                4,296,480               4,298,280
    2004             78,214                5,017,024               5,017,024
    2005             58,986                2,410,985               2,488,986
    2006             15,154                1,058,849               1,065,529
    2007                  -                   30,000                  35,000
    2008              6,666                  475,825                 475,825
    2009                  -                        -                       -
    2010             37,110                1,344,031               1,492,471
    2011             11,599                  619,611                 668,111
 Thereafter         233,568                8,718,251               9,473,822

  (1) Includes $2,055,381 of annual revenue from the Prudential Center retail kiosks for which there is zero square footage assigned.

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                      IN-SERVICE GREATER BOSTON PROPERTIES
-------------------------------------------------------------------------------


                  QUARTERLY LEASE EXPIRATIONS - GREATER BOSTON
-------------------------------------------------------------------------------

                                           OFFICE
                 --------------------------------------------------------------
                                                                  ANNUALIZED
                    RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE      FOOTAGE SUBJECT TO      REVENUES UNDER       EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
 ----------         ---------------        ---------------    --------------------
   Q4 2002                $ 203,707            $ 5,648,883          $ 5,648,883
                 ----------------------  ------------------ --------------------
  Total 2002                203,707              5,648,883            5,648,883
                 ======================  ================== ====================

   Q1 2003                  105,155              3,926,703            3,926,703
   Q2 2003                   60,194              1,885,145            1,905,005
   Q3 2003                  102,554              3,685,844            3,685,844
   Q4 2003                   35,400                940,302              938,637
                 ----------------------  ------------------ --------------------
  Total 2003                303,303             10,437,994           10,456,188
                 ======================  ================== ====================

                                   OFFICE/TECHNICAL
                 -------------------------------------------------------------
                                                                 ANNUALIZED
                     RENTABLE SQUARE   CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE      FOOTAGE SUBJECT TO    REVENUES UNDER        EXPIRING LEASES
 EXPIRATION          EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
 ----------          ---------------      ---------------     --------------------
   Q4 2002           $             -       $             -       $              -
                  -------------------   -------------------    -------------------
  Total 2002                       -                     -                      -
                  ===================   ===================    ===================

   Q1 2003                         -                     -                      -
   Q2 2003                         -                     -                      -
   Q3 2003                         -                     -                      -
   Q4 2003                         -                     -                      -
                  -------------------   -------------------    -------------------
  Total 2003                       -                     -                      -
                  ===================   ===================    ===================

                                            INDUSTRIAL
                     -------------------------------------------------------------
                                                                  ANNUALIZED
                    RENTABLE SQUARE      CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE      FOOTAGE SUBJECT TO      REVENUES UNDER       EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES        EXPIRING LEASES    WITH FUTURE STEP-UPS
 ----------         ---------------        ---------------    --------------------
     Q4 2002           $ 23,904             $ 208,186              $ 208,186
                     -----------           -----------            -----------
   Total 2002            23,904               208,186                208,186
                     ===========           ===========            ===========

     Q1 2003                  -                     -                      -
     Q2 2003                  -                     -                      -
     Q3 2003            128,105               938,399                938,399
     Q4 2003                  -                     -                      -
                     -----------           -----------            -----------
   Total 2003           128,105               938,399                938,399
                     ===========           ===========            ===========

                                            RETAIL
                   --------------------------------------------------------------
                                                                ANNUALIZED
                    RENTABLE SQUARE   CURRENT ANNUALIZED       REVENUES UNDER
YEAR OF LEASE     FOOTAGE SUBJECT TO    REVENUES UNDER        EXPIRING LEASES
 EXPIRATION         EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
 ----------         ---------------      ---------------     --------------------
     Q4 2002             $   7,548         $ 1,135,016             $ 1,169,456
                       ------------      --------------         ---------------
   Total 2002                7,548           1,135,016               1,169,456
                       ============      ==============         ===============

     Q1 2003               133,632             540,512                 605,312
     Q2 2003                 4,000             987,002                 924,002
     Q3 2003                     -              66,000                  54,000
     Q4 2003                21,839           2,702,966               2,714,966
                       ------------      --------------         ---------------
   Total 2003              159,471           4,296,480               4,298,280
                       ============      ==============         ===============

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
-------------------------------------------------------------------------------


                     LEASE EXPIRATIONS - GREATER WASHINGTON
-------------------------------------------------------------------------------

                                                 OFFICE
                       ---------------------------------------------------------------------
                                                                              ANNUALIZED
                          RENTABLE SQUARE           CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE           FOOTAGE SUBJECT TO          REVENUES UNDER         EXPIRING LEASES
  EXPIRATION              EXPIRING LEASES            EXPIRING LEASES     WITH FUTURE STEP-UPS
  ----------              ---------------            ---------------     --------------------
     2002                          35,496              $ 1,093,710           $ 1,093,710
     2003                         138,484                4,185,440             4,220,905
     2004                         507,512               17,042,169            17,356,401
     2005                         471,815               16,540,552            17,709,061
     2006                         981,016               38,841,822            40,963,994
     2007                         613,188               19,444,845            19,905,992
     2008                         426,365               17,089,170            13,776,621
     2009                         435,996               14,891,492            16,485,422
     2010                         438,370               16,932,464            20,110,833
     2011                       1,062,026               31,418,847            38,081,807
  Thereafter                    1,492,648               49,690,253            57,252,925

                                           OFFICE/TECHNICAL
                        ---------------------------------------------------------
                                                                    ANNUALIZED
                       RENTABLE SQUARE    CURRENT ANNUALIZED       REVENUES UNDER
 YEAR OF LEASE        FOOTAGE SUBJECT TO    REVENUES UNDER         EXPIRING LEASES
  EXPIRATION            EXPIRING LEASES    EXPIRING LEASES      WITH FUTURE STEP-UPS
  ----------            ---------------    ---------------      --------------------
     2002                    61,164         $ 1,217,622             $ 1,217,622
     2003                    80,504           1,045,607               1,045,607
     2004                    67,791           1,190,159               1,226,493
     2005                   101,345           1,446,746               1,518,966
     2006                    33,400             522,025                 563,495
     2007                   159,945           3,176,593               3,210,541
     2008                         -                   -                       -
     2009                         -                   -                       -
     2010                    79,971           1,190,430               1,191,196
     2011                    57,321             798,065                 798,065
  Thereafter                135,750           2,129,305               2,378,265

                                                  INDUSTRIAL
                         -------------------------------------------------------------
                                                                      ANNUALIZED
                      RENTABLE SQUARE       CURRENT ANNUALIZED      REVENUES UNDER
 YEAR OF LEASE       FOOTAGE SUBJECT TO      REVENUES UNDER         EXPIRING LEASES
  EXPIRATION          EXPIRING LEASES        EXPIRING LEASES     WITH FUTURE STEP-UPS
  ----------          ---------------        ---------------     --------------------
      2002                 -                      $ -                      $ -
      2003                 -                        -                        -
      2004                 -                        -                        -
      2005                 -                        -                        -
      2006                 -                        -                        -
      2007                 -                        -                        -
      2008                 -                        -                        -
      2009                 -                        -                        -
      2010                 -                        -                        -
      2011                 -                        -                        -
   Thereafter              -                        -                        -

                                                 RETAIL
                        -----------------------------------------------------
                                                                    ANNUALIZED
                     RENTABLE SQUARE    CURRENT ANNUALIZED       REVENUES UNDER
 YEAR OF LEASE      FOOTAGE SUBJECT TO    REVENUES UNDER         EXPIRING LEASES
  EXPIRATION          EXPIRING LEASES    EXPIRING LEASES      WITH FUTURE STEP-UPS
  ----------          ---------------    ---------------      --------------------
      2002                   2,162             $ 68,055              $68,055
      2003                       -                    -                    -
      2004                   3,026              137,756              140,782
      2005                   4,274              136,832              140,178
      2006                   3,309              115,200              115,684
      2007                  14,952              363,231              371,808
      2008                  16,338              575,463              670,555
      2009                       -                    -                    -
      2010                  16,553              380,721              446,488
      2011                  11,221              466,963              528,386
   Thereafter               37,852              963,076            1,419,370

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                    IN-SERVICE GREATER WASHINGTON PROPERTIES
-------------------------------------------------------------------------------

                QUARTERLY LEASE EXPIRATIONS - GREATER WASHINGTON
-------------------------------------------------------------------------------

                                                      OFFICE
                           --------------------------------------------------------------
                                                                          ANNUALIZED
                              RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE               FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
 EXPIRATION                   EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
 ----------                   ---------------      ---------------    --------------------
   Q4 2002                            $35,496         $ 1,093,710            $ 1,093,710
                           -------------------  ------------------   --------------------
 Total 2002                            35,496           1,093,710              1,093,710
                           ===================  ==================   ====================

   Q1 2003                             10,922             305,891                305,891
   Q2 2003                             82,252           2,443,341              2,446,353
   Q3 2003                             23,624             849,590                859,500
   Q4 2003                             21,686             586,618                609,161
                           -------------------  ------------------   --------------------
 Total 2003                           138,484           4,185,440              4,220,905
                           ===================  ==================   ====================

                                             OFFICE/TECHNICAL
                         ---------------------------------------------------------------
                                                                       ANNUALIZED
                           RENTABLE SQUARE    CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE            FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
 EXPIRATION                EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
 ----------                ---------------      ---------------     --------------------
   Q4 2002                         $ 61,164         $ 1,217,622              $   17,622
                         -------------------  ------------------    --------------------
 Total 2002                          61,164           1,217,622               1,217,622
                         ===================  ==================    ====================

   Q1 2003                           25,384             329,992                 329,992
   Q2 2003                           23,439             351,284                 351,284
   Q3 2003                           31,681             364,332                 364,332
   Q4 2003                                -                   -                       -
                         -------------------  ------------------    --------------------
 Total 2003                          80,504           1,045,607               1,045,607
                         ===================  ==================    ====================

                                                 INDUSTRIAL
                           --------------------------------------------------------------
                                                                         ANNUALIZED
                              RENTABLE SQUARE     CURRENT ANNUALIZED     REVENUES UNDER
YEAR OF LEASE               FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
 EXPIRATION                   EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
 ----------                   ---------------      ---------------    --------------------

   Q4 2002                      $ -                  $ -                 $ -
                            ---------------------------------------------------------------
  Total 2002                      -                    -                   -
                            ===============================================================

   Q1 2003                        -                    -                   -
   Q2 2003                        -                    -                   -
   Q3 2003                        -                    -                   -
   Q4 2003                        -                    -                   -
                            ---------------------------------------------------------------
  Total 2003                      -                    -                   -
                            ===============================================================

                                                   RETAIL
                          ---------------------------------------------------------------
                                                                       ANNUALIZED
                            RENTABLE SQUARE    CURRENT ANNUALIZED      REVENUES UNDER
YEAR OF LEASE             FOOTAGE SUBJECT TO     REVENUES UNDER        EXPIRING LEASES
 EXPIRATION                 EXPIRING LEASES      EXPIRING LEASES     WITH FUTURE STEP-UPS
 ----------                 ---------------      ---------------     --------------------
   Q4 2002                    $ 2,162            $ 68,055                $ 68,055
                          -------------------  --------------------  --------------------
  Total 2002                    2,162              68,055                  68,055
                          ===================  ====================  ====================

   Q1 2003                          -                   -                       -
   Q2 2003                          -                   -                       -
   Q3 2003                          -                   -                       -
   Q4 2003                          -                   -                       -
                          -------------------  --------------------  -------------------
  Total 2003                        -                   -                       -
                          ===================  ====================  ====================

                            BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002


                  IN-SERVICE GREATER SAN FRANCISCO PROPERTIES
================================================================================


                   LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                          OFFICE                                               OFFICE/TECHNICAL
                ----------------------------------------------------------  ------------------------------------------------------
                                                             Annualized        Rentable                              Annualized
                                                           Revenues Under       Square             Current         Revenues Under
                   Rentable Square   Current Annualized   Expiring Leases       Footage           Annualized       Expiring Leases
Year of Lease   Footage Subject to     Revenues Under       with future        Subject to        Revenues Under      with future
  Expiration      Expiring Leases     Expiring Leases         step-ups       Expiring Leases    Expiring Leases        step-ups
  ----------      ----------------    ---------------     ----------------  ----------------    ---------------    ---------------

     2002                   89,745     $     5,191,575      $   5,801,046            5,364       $   92,491        $     92,491

     2003                  452,633          17,452,395        17,457,886            38,411           636,360             638,311

     2004                  634,854          29,096,804        28,910,035            54,500           648,336             673,716

     2005                  346,741          15,749,016        16,160,066            45,869           647,540             683,525

     2006                  904,582          44,559,519        46,318,999             8,500           137,832             149,352

     2007                  452,808          21,024,050        21,881,459            10,350           130,800             156,000

     2008                  150,573           6,298,806         6,556,190                 -                 -                   -

     2009                  262,305          11,504,616        12,203,014                 -                 -                   -

     2010                  169,761          10,472,306        12,261,658                 -                 -                   -

     2011                  202,709          18,272,662        18,765,256                 -                 -                   -

  Thereafter               189,573           8,887,912       9,753,004                    -                 -                   -

                                          INDUSTRIAL                                                   RETAIL
                 ----------------------------------------------------------  ------------------------------------------------------

                                                               Annualized                                              Annualized
                                                             Revenues Under      Rentable             Current        Revenues Under
                   Rentable Square    Current Annualized    Expiring Leases   Square  Footage       Annualized      Expiring Leases
Year of Lease   Footage Subject to      Revenues Under        with future       Subject to         Revenues Under    with future
  Expiration      Expiring Leases      Expiring Leases        step-ups        Expiring Leases      Expiring Leases     step-ups
  ----------      ----------------     ---------------        ------------   -----------------     ---------------  ---------------
     2002                      -            $        -           $       -           7,902          $  284,554       $  284,554

     2003                     -                      -                   -           28,859           1,377,818        1,351,016

     2004               160,213                801,668             801,668           32,324           1,495,310        1,511,920

     2005                     -                      -                   -           23,802           1,220,871        1,242,858

     2006                     -                      -                   -           18,043             901,480          908,608

     2007                20,000                233,256             258,183           22,425           1,344,635        1,427,788

     2008                60,000                342,000             386,724           25,299           1,303,514        1,365,200

     2009                     -                      -                   -           35,048           1,575,948        1,681,298

     2010                     -                      -                   -           30,749           1,283,356        1,464,401

     2011                     -                      -                   -            3,474             194,944          229,226

  Thereafter                  -                      -                   -           45,061           2,782,662        3,125,972

               QUARTERLY LEASE EXPIRATIONS - GREATER SAN FRANCISCO
--------------------------------------------------------------------------------

                                           OFFICE                                                   OFFICE/TECHNICAL
                ------------------------------------------------------------   ----------------------------------------------------

                                                                Annualized                                             Annualized
                                                              Revenues Under     Rentable            Current        Revenues Under
                   Rentable Square    Current Annualized     Expiring Leases   Square Footage       Annualized      Expiring Leases
Year of Lease   Footage Subject to      Revenues Under         with future      Subject to         Revenues Under     with future
  Expiration      Expiring Leases      Expiring Leases           step-ups      Expiring Leases     Expiring Leases     step-ups
  ----------      ----------------     ---------------         ------------    ---------------     ---------------  ---------------

   Q4 2002         $        89,745       $   5,191,575      $   5,801,046      $       5,364       $    92,491        $   92,491
                   ---------------       -------------      -------------      -------------       -------------      -----------

  Total 2002                89,745           5,191,575          5,801,046              5,364            92,491            92,491
                   ---------------       -------------      -------------      -------------       -------------      -----------
                   ---------------       -------------      -------------      -------------       -------------      -----------


   Q1 2003                 102,297           4,177,261          4,177,261              5,255            97,683            97,683

   Q2 2003                  58,212           2,561,449          2,561,449             19,001           300,673           300,673

   Q3 2003                  14,437             455,581            455,581             10,547           171,048           171,048

   Q4 2003                 277,687          10,258,105         10,263,596              3,608            66,956            68,907
                   ---------------       -------------      -------------      -------------       -------------      -----------

  Total 2003               452,633          17,452,395         17,457,886             38,411           636,360           638,311
                   ---------------       -------------      -------------      -------------       -------------      -----------
                   ---------------       -------------      -------------      -------------       -------------      -----------

                                             INDUSTRIAL
                  --------------------------------------------------------

                                                              Annualized
                                                            Revenues Under
                    Rentable Square   Current Annualized   Expiring Leases
Year of Lease    Footage Subject to     Revenues Under       with future
  Expiration       Expiring Leases     Expiring Leases        step-ups
  ----------       ----------------    ---------------       ------------

   Q4 2002            $      -           $         -          $       -
                  ----------------     ----------------     ----------------

  Total 2002                 -                     -                  -
                  ----------------     ----------------     ----------------
                  ----------------     ----------------     ----------------


   Q1 2003                   -                     -                  -

   Q2 2003                   -                     -                  -

   Q3 2003                   -                     -                  -

   Q4 2003                   -                     -                  -
                  ----------------     ----------------     ----------------

  Total 2003                 -                     -                  -
                  ----------------     ----------------     ----------------
                  ----------------     ----------------     ----------------

                                                 RETAIL
                  -----------------------------------------------------------------

                                                                     Annualized
                    Rentable Square       Current Annualized       Revenues Under
Year of Lease     Footage Subject to      Revenues Under          Expiring Leases
  Expiration       Expiring Leases        Expiring Leases       with future step-ups
  ----------       ----------------       ---------------       --------------------

   Q4 2002         $       7,902          $   284,554             $        284,554
                   -------------          ------------            ----------------

  Total 2002               7,902              284,554                      284,554
                   -------------          ------------            ----------------
                   -------------          ------------            ----------------

   Q1 2003                 2,431               72,000                       36,000

   Q2 2003                 6,630              447,818                      447,818

   Q3 2003                     -                    -                            -

   Q4 2003                19,798              858,000                      867,198
                   -------------          ------------            ----------------

  Total 2003              28,859            1,377,818                    1,351,016
                   -------------          ------------            ----------------
                   -------------          ------------            ----------------

                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES
================================================================================

                     LEASE EXPIRATIONS - MIDTOWN MANHATTAN
--------------------------------------------------------------------------------

                                                 OFFICE
                            --------------------------------------------------------------------
                                                                                      Annualized
                                                                                    Revenues Under
                               Rentable Square       Current Annualized             Expiring Leases
     Year of Lease          Footage Subject to         Revenues Under                with future
       Expiration             Expiring Leases          Expiring Leases                step-ups
       ----------             ----------------         ---------------              ------------

          2002                          33,036            $     2,091,376           $   2,091,376

          2003                         134,117                  6,031,344               6,031,344

          2004                         164,723                  9,325,127               9,340,151

          2005                         109,624                  6,627,291               6,648,941

          2006                         481,316                 29,007,226              30,686,830

          2007                         201,557                 11,856,184              12,058,854

          2008                         462,395                 24,751,523              27,628,069

          2009                         250,804                 13,582,079              16,084,393

          2010                         258,528                 15,816,611              17,324,007

          2011                         390,174                 22,179,546              25,558,864

       Thereafter                    4,437,382                256,724,326             306,586,456

                                                  OFFICE/TECHNICAL
                             --------------------------------------------------------------
                                                         Current            Annualized
                               Rentable Square         Annualized       Revenues Under
     Year of Lease            Footage Subject to     Revenues Under       Expiring Leases
       Expiration               Expiring Leases      Expiring Leases   with future step-ups
       ----------             -----------------      ---------------   --------------------

          2002                                 -             $     -             $         -

          2003                                 -                   -                       -

          2004                                 -                   -                       -

          2005                                 -                   -                       -

          2006                                 -                   -                       -

          2007                                 -                   -                       -

          2008                                 -                   -                       -

          2009                                 -                   -                       -

          2010                                 -                   -                       -

          2011                                 -                   -                       -

       Thereafter                              -                   -                       -

                                                          INDUSTRIAL
                            ---------------------------------------------------------------------
                                                                                    Annualized
                                                                                  Revenues Under
                               Rentable Square       Current Annualized           Expiring Leases
     Year of Lease          Footage Subject to         Revenues Under              with future
       Expiration             Expiring Leases          Expiring Leases              step-ups
       ----------             ----------------         ---------------            ------------

          2002                    -                       $       -               $       -

          2003                    -                               -                       -

          2004                    -                               -                       -

          2005                    -                               -                       -

          2006                    -                               -                       -

          2007                    -                               -                       -

          2008                    -                               -                       -

          2009                    -                               -                       -

          2010                    -                               -                       -

          2011                    -                               -                       -

       Thereafter                 -                               -                       -

                                                       RETAIL
                             ----------------------------------------------------------------

                                                        Current               Annualized
                              Rentable Square         Annualized            Revenues Under
     Year of Lease           Footage Subject to      Revenues Under        Expiring Leases
       Expiration             Expiring Leases       Expiring Leases       with future step-ups
       ----------            -----------------      ---------------       --------------------

          2002                      435                  $   36,143          $       36,143

          2003                     2,315                    291,126                 307,173

          2004                     3,800                    248,430                 266,573

          2005                     2,819                    338,511                 365,887

          2006                     17,700                   775,686                 806,582

          2007                     6,876                    644,793                 709,055

          2008                     3,232                    152,587                 169,129

          2009                       -                            -                       -

          2010                     10,608                   523,164                 615,535

          2011                     15,395                 1,321,569               1,586,282

       Thereafter                 135,794                11,538,480              15,058,799

                            BOSTON PROPERTIES, INC.
                                 THIRD QUARTER

                    IN-SERVICE MIDTOWN MANHATTAN PROPERTIES



                                                   QUARTERLY LEASE EXPIRATIONS -- MIDTOWN MANHATTAN
-----------------------------------------------------------------------------------------------------------------------------------
                                              OFFICE                                          OFFICE/TECHNICAL
                   -------------------------------------------------------------  -------------------------------------------------
                                                                                                                        Annualized
                                                                                                                      Revenue under
                                                              Annualized                                Current          Expiring
                    Rentable Square     Current Annualized   Revenues Under        Rentable Square     Annualized      Leased with
  Year of Lease    Footage Subject to     Revenues Under     Expiring Leases      Footage Subject to  Revenue under       future
   Expiration       Expiring Leases      Expiring Leases    with future step-ups   Expiring Leases    Expiring Leases     step-ups
  -------------    ------------------   ------------------  --------------------  ------------------  ---------------  ------------

   Q4 2002          $        33,036      $     2,091,376       $   2,091,376        $         -         $          -    $        -
                    ---------------      ---------------       -------------        -----------         ------------    -----------
Total 2002                   33,036            2,091,376           2,091,376                  -                    -             -
                    ===============      ===============       =============        ===========         ============    ===========

   Q1 2003                        -                    -                   -                  -                    -              -

   Q2 2003                   49,602            2,595,415           2,595,415                  -                    -              -

   Q3 2003                   59,016            2,081,202           2,081,202                  -                    -              -

   Q4 2003                   25,499            1,353,726           1,353,726                  -                    -              -
                    ---------------      ---------------       -------------        -----------         ------------    -----------
Total 2003                  134,117            6,031,344           6,031,344                  -                    -              -
                    ===============      ===============       =============        ===========         ============    ===========


                                              INDUSTRIAL                                               RETAIL
                   -------------------------------------------------------------  -------------------------------------------------
                                                                                                                        Annualized
                                                                                                                      Revenue under
                                                              Annualized                                Current          Expiring
                    Rentable Square     Current Annualized   Revenues Under        Rentable Square     Annualized      Leased with
  Year of Lease    Footage Subject to     Revenues Under     Expiring Leases      Footage Subject to  Revenue under       future
   Expiration       Expiring Leases      Expiring Leases    with future step-ups   Expiring Leases    Expiring Leases     step-ups
  -------------    ------------------   ------------------  --------------------  ------------------  ---------------  ------------

   Q4 2002          $             -      $             -       $           -       $        435         $     36,143    $    36,143
                    ---------------      ---------------       -------------        -----------         ------------    -----------
Total 2002                        -                    -                   -                435               36,143         36,143
                    ===============      ===============       =============        ===========         ============    ===========

   Q1 2003                        -                    -                   -                  -                    -              -

   Q2 2003                        -                    -                   -                  -                    -              -

   Q3 2003                        -                    -                   -              1,515               62,780         64,220

   Q4 2003                        -                    -                   -                800              228,346        242,953
                    ---------------      ---------------       -------------        -----------         ------------    -----------
Total 2003                        -                    -                   -              2,315              291,126        307,173
                    ===============      ===============       =============        ===========         ============    ===========

                                                        BOSTON PROPERTIES, INC.
                                                           THIRD QUARTER 2002

                                             IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------
                                             LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
------------------------------------------------------------------------------------------------------------------------------------

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- -----------------------------------------------------------

                                                       ANNUALIZED                                                 ANNUALIZED
               RENTABLE SQUARE   CURRENT ANNUALIZED   REVENUES UNDER      RENTABLE SQUARE   CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT     REVENUES UNDER    EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
  EXPIRATION  TO EXPIRING LEASES   EXPIRING LEASES  WITH FUTURE STEP-UPS  EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
------------- ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

     2002                 3,966    $      120,488        $    120,488                  -          $     -           $          -
     2003                93,227         2,547,121           2,547,121                  -                -                      -
     2004               427,170        12,561,874          12,638,337                  -                -                      -
     2005               228,388         6,927,248           7,016,827                  -                -                      -
     2006                83,165         2,710,561           2,854,390                  -                -                      -
     2007               503,678        13,601,023          14,836,276                  -                -                      -
     2008                     -                 -                   -                  -                -                      -
     2009               161,514         4,886,156           5,645,940                  -                -                      -
     2010               145,675         4,690,766           5,105,120                  -                -                      -
     2011               254,941         7,522,626           8,375,570                  -                -                      -
  Thereafter            237,429         7,117,566           7,805,851                  -                -                      -


                                      INDUSTRIAL                                                RETAIL
              ---------------------------------------------------------- -----------------------------------------------------------

                                                       ANNUALIZED                                                 ANNUALIZED
               RENTABLE SQUARE   CURRENT ANNUALIZED   REVENUES UNDER      RENTABLE SQUARE   CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT     REVENUES UNDER    EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
  EXPIRATION  TO EXPIRING LEASES   EXPIRING LEASES  WITH FUTURE STEP-UPS  EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
------------- ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

     2002                   -      $            -        $          -                  -          $     -           $          -
     2003                   -                   -                   -                  -                -                      -
     2004                   -                   -                   -              2,904           48,000                 48,000
     2005                   -                   -                   -                  -                -                      -
     2006                   -                   -                   -                  -                -                      -
     2007                   -                   -                   -                  -                -                      -
     2008                   -                   -                   -                  -                -                      -
     2009                   -                   -                   -                  -                -                      -
     2010                   -                   -                   -                  -                -                      -
     2011                   -                   -                   -                  -                -                      -
  Thereafter                -                   -                   -                  -                -                      -

                                                        BOSTON PROPERTIES, INC.
                                                           THIRD QUARTER 2002

                                             IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES
------------------------------------------------------------------------------------------------------------------------------------

                                          QUARTERLY LEASE EXPIRATIONS - PRINCETON/EAST BRUNSWICK
------------------------------------------------------------------------------------------------------------------------------------

                                        OFFICE                                                OFFICE/TECHNICAL
              ---------------------------------------------------------- -----------------------------------------------------------

                                                       ANNUALIZED                                                 ANNUALIZED
               RENTABLE SQUARE   CURRENT ANNUALIZED   REVENUES UNDER      RENTABLE SQUARE   CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT     REVENUES UNDER    EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
  EXPIRATION  TO EXPIRING LEASES   EXPIRING LEASES  WITH FUTURE STEP-UPS  EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
------------- ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

   Q4 2002      $         3,966    $      120,488        $    120,488        $         -          $      -          $           -
              ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

  Total 2002              3,966           120,488             120,488                  -                 -                      -
              ================== ================== ==================== ================== ==================  ====================

   Q1 2003                7,986           237,657             237,657                  -                 -                      -

   Q2 2003                2,242            70,927              70,927                  -                 -                      -

   Q3 2003               11,302           309,629             309,629                  -                 -                      -

   Q4 2003               71,697         1,928,908           1,928,908                  -                 -                      -
              ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

  Total 2003             93,227         2,547,121           2,547,121                  -                 -                      -
              ================== ================== ==================== ================== ==================  ====================


                                      INDUSTRIAL                                                RETAIL
              ---------------------------------------------------------- -----------------------------------------------------------

                                                       ANNUALIZED                                                 ANNUALIZED
               RENTABLE SQUARE   CURRENT ANNUALIZED   REVENUES UNDER      RENTABLE SQUARE   CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT     REVENUES UNDER    EXPIRING LEASES     FOOTAGE SUBJECT TO   REVENUES UNDER      EXPIRING LEASES
  EXPIRATION  TO EXPIRING LEASES   EXPIRING LEASES  WITH FUTURE STEP-UPS  EXPIRING LEASES    EXPIRING LEASES    WITH FUTURE STEP-UPS
------------- ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

   Q4 2002      $           -      $         -           $       -           $         -            $      -        $           -
              ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

  Total 2002                -                -                   -                     -                   -                    -
              ================== ================== ==================== ================== ==================  ====================

   Q1 2003                  -                -                   -                     -                   -                    -

   Q2 2003                  -                -                   -                     -                   -                    -

   Q3 2003                  -                -                   -                     -                   -                    -

   Q4 2003                  -                -                   -                     -                   -                    -
              ------------------ ------------------ -------------------- ------------------ ------------------  --------------------

  Total 2003                -                -                   -                     -                   -                    -
              ================== ================== ==================== ================== ==================  ====================

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE OTHER PROPERTIES
--------------------------------------------------------------------------------

                                LEASE EXPIRATIONS
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
--------------------------------------------------------------------------------

                                           OFFICE
                -------------------------------------------------------------
                                                            ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    EVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER     EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
-------------   ------------------   ------------------  --------------------

      2002              13,798          $   363,530          $   363,530
      2003             168,380            3,657,192            3,674,322
      2004             116,721            2,516,811            2,575,828
      2005             392,665            9,665,707           10,099,531
      2006             725,299           20,741,898           21,637,011
      2007              89,093            2,821,171            3,059,435
      2008             207,959            3,954,348            4,656,299
      2009             127,720            2,508,542            3,072,317
      2010              28,840              609,797              727,629
      2011               4,618              119,131              136,679
Thereafter              35,226              950,415            1,475,166

                                       OFFICE/TECHNICAL
                -------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED   REVENUES UNDER
 YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
 -------------  ------------------   ------------------  --------------------
      2002             $   --                 $   --               $   --
      2003                 --                     --                   --
      2004                 --                     --                   --
      2005                 --                     --                   --
      2006                 --                     --                   --
      2007                 --                     --                   --
      2008                 --                     --                   --
      2009                 --                     --                   --
      2010                 --                     --                   --
      2011                 --                     --                   --
Thereafter                 --                     --                   --

                                          INDUSTRIAL
                -------------------------------------------------------------
                                                            ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    EVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER     EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
-------------   ------------------   ------------------  --------------------
      2002               --               $      --             $     --
      2003               --                      --                   --
      2004          161,000                 844,000              844,000
      2005               --                      --                   --
      2006               --                      --                   --
      2007               --                      --                   --
      2008               --                      --                   --
      2009               --                      --                   --
      2010               --                      --                   --
      2011               --                      --                   --
Thereafter               --                      --                   --

                                            RETAIL
                -------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED   REVENUES UNDER
 YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
 -------------  ------------------   ------------------  --------------------
      2002               --                $  8,721             $  8,721
      2003            2,515                  56,613               56,613
      2004            8,715                 327,526              327,745
      2005            5,296                 253,057              266,902
      2006           10,176                 390,847              390,847
      2007           19,110                 502,296              547,935
      2008            1,461                  20,454               26,298
      2009               --                      --                   --
      2010              625                  14,754               19,135
      2011               --                      --                   --
Thereafter            1,400                  12,100               13,884

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           IN-SERVICE OTHER PROPERTIES
--------------------------------------------------------------------------------

                           QUARTERLY LEASE EXPIRATIONS
--------------------------------------------------------------------------------
        OTHER PROPERTIES (RICHMOND, VA, BALTIMORE, MD, BUCKS COUNTY, PA)
--------------------------------------------------------------------------------

                                       OFFICE
                -------------------------------------------------------------
                                                            ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    EVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER     EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
-------------   ------------------   ------------------  --------------------
  Q4 2002            $  13,798            $  363,530          $  363,530
                     ----------           ----------          ----------
Total 2002               13,798              363,530             363,530
                     ==========           ==========          ==========
  Q1 2003                41,400              683,125             683,125
  Q2 2003                28,654              675,737             678,493
  Q3 2003                22,240              466,368             475,442
  Q4 2003                76,086            1,831,962           1,837,262
                     ----------           ----------          ----------
Total 2003              168,380            3,657,192           3,674,322
                     ==========           ==========          ==========


                                     OFFICE/TECHNICAL
                -------------------------------------------------------------
                                                              ANNUALIZED
                 RENTABLE SQUARE     CURRENT ANNUALIZED   REVENUES UNDER
 YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
  EXPIRATION     EXPIRING LEASES      EXPIRING LEASES    WITH FUTURE STEP-UPS
 -------------  ------------------   ------------------  --------------------
  Q4 2002            $       --           $       --          $       --
                     ----------           ----------          ----------
Total 2002                   --                   --                  --
                     ==========           ==========          ==========
  Q1 2003                    --                   --                  --
  Q2 2003                    --                   --                  --
  Q3 2003                    --                   --                  --
  Q4 2003                    --                   --                  --
                     ----------           ----------          ----------
Total 2003                   --                   --                  --
                     ==========           ==========          ==========


                                        INDUSTRIAL
                -------------------------------------------------------------
                                                            ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    EVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER     EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
-------------   ------------------   ------------------  --------------------
  Q4 2002            $       --           $       --          $       --
                     ----------           ----------          ----------
Total 2002                   --                   --                  --
                     ==========           ==========          ==========
  Q1 2003                    --                   --                  --
  Q2 2003                    --                   --                  --
  Q3 2003                    --                   --                  --
  Q4 2003                    --                   --                  --
                     ----------           ----------          ----------
Total 2003                   --                   --                  --
                     ==========           ==========          ==========

                                           RETAIL
                -------------------------------------------------------------
                                                            ANNUALIZED
                  RENTABLE SQUARE    CURRENT ANNUALIZED    EVENUES UNDER
YEAR OF LEASE   FOOTAGE SUBJECT TO     REVENUES UNDER     EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES       EXPIRING LEASES   WITH FUTURE STEP-UPS
-------------   ------------------   ------------------  --------------------

  Q4 2002            $       --           $    8,721          $    8,721
                     ----------           ----------          ----------
Total 2002                   --                8,721               8,721
                     ==========           ==========          ==========
  Q1 2003                    --                   --                  --
  Q2 2003                    --                   --                  --
  Q3 2003                 2,515               56,613              56,613
  Q4 2003                    --                   --                  --
                     ----------           ----------          ----------
Total 2003                2,515               56,613              56,613
                     ==========           ==========          ==========

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                                CBD PROPERTIES
-------------------------------------------------------------------------------
                              LEASE EXPIRATIONS


                                     GREATER BOSTON                                          GREATER WASHINGTON
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------
       2002           91,551           $ 3,815,163        $ 3,849,603          13,239          $   494,339         $   494,339
       2003          226,413             6,768,541          6,790,201          33,736            1,226,099           1,245,894
       2004          365,726            18,078,446         18,376,345         167,181            6,684,502           6,936,558
       2005          593,165            25,758,436         26,342,316         226,601            8,890,946           9,479,300
       2006          168,144             8,291,418          8,371,876         604,267           28,420,993          29,971,052
       2007          147,709             7,446,165          7,895,767         297,426            9,892,622          10,107,934
       2008           35,334             1,466,051          1,466,051          39,406            1,459,543           1,644,567
       2009          661,277            23,368,734         26,143,440         435,996           14,891,492          16,485,422
       2010          150,555             6,221,129          7,041,334         373,515           14,311,478          16,897,137
       2011          437,815            20,798,590         25,011,357         190,472            7,009,427           8,594,548
    Thereafter       975,072            38,945,073         47,457,887         785,444           30,595,479          33,385,017



                                      NEW YORK                                                SAN FRANCISCO
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------
       2002             33,471         $  2,127,519      $  2,127,519        97,647            $ 5,476,129           $ 6,085,600
       2003            136,432            6,322,470         6,338,517       225,638             10,035,196            10,008,394
       2004            168,523            9,573,557         9,606,724       625,301             28,933,581            28,734,093
       2005            112,443            6,965,802         7,014,828       315,939             14,408,361            14,461,715
       2006            499,016           29,782,911        31,493,412       888,487             43,302,719            44,758,003
       2007            208,433           12,500,977        12,767,909       453,461             21,685,176            22,610,665
       2008            465,627           24,904,109        27,797,197       171,454              7,435,320             7,754,390
       2009            250,804           13,582,079        16,084,393       292,097             12,903,963            13,673,021
       2010            269,136           16,339,774        17,939,543       200,510             11,755,662            13,726,059
       2011            405,569           23,501,116        27,145,146       196,163             18,166,197            18,693,073
    Thereafter       4,573,176          268,262,806       321,645,256       234,634             11,670,574            12,878,976



                                     NEW JERSEY                                                  OTHER
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------
       2002          -                  $-                     $-                3,7981        $372,250.80            $72,250.803
       2003          -                   -                      -               170,895          3,713,805              3,730,935
       2004          -                   -                      -               125,436          2,844,336              2,903,572
       2005          -                   -                      -               397,961          9,918,764             10,366,433
       2006          -                   -                      -               735,475         21,132,745             22,027,858
       2007          -                   -                      -               108,203          3,323,467              3,607,370
       2008          -                   -                      -               209,420          3,974,802              4,682,597
       2009          -                   -                      -               127,720          2,508,542              3,072,317
       2010          -                   -                      -                29,465            624,551                746,765
       2011          -                   -                      -                 4,618            119,131                136,679
    Thereafter       -                   -                      -                36,626            962,515              1,489,049


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                              SUBURBAN PROPERTIES
-------------------------------------------------------------------------------
                               LEASE EXPIRATIONS


                                     GREATER BOSTON                                          GREATER WASHINGTON
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------

       2002          143,608            $ 3,176,922       $ 3,176,922          85,583          $ 1,885,048           $ 1,885,048
       2003          364,466              8,904,331         8,902,665         185,252            4,004,949             4,020,619
       2004          376,036             11,801,437        11,910,631         411,148           11,685,582            11,787,118
       2005          339,531             10,661,340        10,894,781         350,833            9,233,185             9,888,905
       2006          668,471             16,730,350        17,494,188         413,458           11,058,054            11,672,122
       2007          375,256             10,121,652        11,092,151         490,659           13,092,047            13,380,408
       2008          83,804               2,570,059         2,595,320         403,297           16,205,091            12,802,609
       2009          277,149             10,244,781        10,906,767               -                    -                     -
       2010          56,901               1,904,522         2,153,479         161,379            4,192,137             4,851,380
       2011          419,343              8,149,050         9,323,894         940,096           25,674,447            30,813,710
    Thereafter       612,317             18,135,487        21,680,055         880,806           22,187,155            27,665,543



                                      NEW YORK                                                SAN FRANCISCO
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------

       2002          -                  $-                    $-                5,364          $   92,491            $   92,491
       2003          -                   -                     -              294,265           9,431,378             9,438,820
       2004          -                   -                     -              256,590           3,108,538             3,163,245
       2005          -                   -                     -              100,473           3,209,066             3,624,734
       2006          -                   -                     -               42,638           2,296,112             2,618,956
       2007          -                   -                     -               52,122           1,047,565             1,112,765
       2008          -                   -                     -               64,418             509,000               553,724
       2009          -                   -                     -                5,256             176,602               211,291
       2010          -                   -                     -                    -                   -                     -
       2011          -                   -                     -               10,020             301,409               301,409
    Thereafter       -                   -                     -                    -                   -                     -



                                     NEW JERSEY                                                  OTHER
               -------------------------------------------------------  ------------------------------------------------------------
                                                          ANNUALIZED
                                                        REVENUES UNDER                                              ANNUALIZED
                 RENTABLE SQUARE   CURRENT ANNUALIZED  EXPIRING LEASES   RENTABLE SQUARE    CURRENT ANNUALIZED    REVENUES UNDER
YEAR OF LEASE  FOOTAGE SUBJECT TO    REVENUES UNDER      WITH FUTURE    FOOTAGE SUBJECT TO    REVENUES UNDER      EXPIRING LEASES
 EXPIRATION      EXPIRING LEASES    EXPIRING LEASES        STEP-UPS      EXPIRING LEASES     EXPIRING LEASES    WITH FUTURE STEP-UPS
-------------  ------------------  ------------------  ---------------  ------------------  ------------------  --------------------

       2002            3,966          $   120,488        $   120,488                 -          $      -                 $      -
       2003           93,227            2,547,121          2,547,121                 -                 -                        -
       2004          430,074           12,609,874         12,686,337           161,000           844,000                  844,000
       2005          228,388            6,927,248          7,016,827                 -                 -                        -
       2006           83,165            2,710,561          2,854,390                 -                 -                        -
       2007          503,678           13,601,023         14,836,276                 -                 -                        -
       2008                -                    -                  -                 -                 -                        -
       2009          161,514            4,886,156          5,645,940                 -                 -                        -
       2010          145,675            4,690,766          5,105,120                 -                 -                        -
       2011          254,941            7,522,626          8,375,570                 -                 -                        -
    Thereafter       237,429            7,117,566          7,805,851                 -                 -                        -


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                               HOTEL PERFORMANCE
-------------------------------------------------------------------------------

                          LONG WHARF MARRIOTT - BOSTON
-------------------------------------------------------------------------------


                                THIRD QUARTER       THIRD QUARTER        PERCENT         YTD             YTD          PERCENT
                                    2002                 2001            CHANGE          2002           2001           CHANGE
                              ------------------  -------------------  ------------  -------------  --------------   -----------
  Occupancy                               88.9%                91.5%         -2.8%          84.4%           81.9%(1)      3.1%

  Average Daily Rate                   $232.27              $243.68          -4.7%       $211.03         $240.69        -12.3%
  REVPAR                               $206.57              $222.97          -7.4%       $178.13         $197.13         -9.6%


                          CAMBRIDGE CENTER MARRIOTT
------------------------------------------------------------------------------


                                THIRD QUARTER       THIRD QUARTER        PERCENT         YTD             YTD          PERCENT
                                    2002                 2001            CHANGE          2002           2001           CHANGE
                              ------------------  -------------------  ------------  -------------  --------------   -----------
  Occupancy                               86.0%                83.3%          3.2%          77.6%           81.6%         -4.9%
  Average Daily Rate                   $164.24              $185.35         -11.4%       $170.68         $194.92         -12.4%
  REVPAR                               $141.30              $154.46          -8.5%       $132.37         $159.05         -16.8%


                        RESIDENCE INN BY MARRIOTT
------------------------------------------------------------------------------

                                THIRD QUARTER       THIRD QUARTER        PERCENT         YTD             YTD          PERCENT
                                    2002                 2001            CHANGE          2002           2001           CHANGE
                              ------------------  -------------------  ------------  -------------  --------------   -----------
  Occupancy                               90.8%                91.6%         -0.9%          86.2%           88.9%         -3.0%
  Average Daily Rate                   $148.20              $162.81          -9.0%       $138.16         $162.71         -15.1%
  REVPAR                               $134.52              $149.19          -9.8%       $119.13         $144.65         -17.6%


                        TOTAL HOTEL PERFORMANCE
------------------------------------------------------------------------------

                                THIRD QUARTER       THIRD QUARTER        PERCENT         YTD             YTD          PERCENT
                                    2002                 2001            CHANGE          2002           2001           CHANGE
                              ------------------  -------------------  ------------  -------------  --------------   -----------
  Occupancy                               88.1%                88.2%         -0.1%          82.0%           83.2%         -1.4%
  Average Daily Rate                   $186.82              $202.87          -7.9%       $179.25         $205.62         -12.8%
  REVPAR                               $164.77              $179.49          -8.2%       $147.05         $170.55         -13.8%


  (1)  Room renovation project underway during 2001.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                           SAME PROPERTY PERFORMANCE
------------------------------------------------------------------------------

           OFFICE, OFFICE/TECHNICAL, INDUSTRIAL AND HOTEL PROPERTIES
------------------------------------------------------------------------------


                                              OFFICE       OFFICE/TECHNICAL         INDUSTRIAL           HOTEL          TOTAL
                                           -------------  --------------------  --------------------  ------------  ---------------
  Number of Properties                             95                    26                     5             3              129
  Square feet                              26,299,218             1,501,211               593,222       937,874       29,331,525
  Percent of in-service properties               85.8%                 97.9%                100.0%        100.0%            87.0%
  Occupancy @ 9/30/01                            96.2%                 98.9%                 87.3%            -             96.1%
  Occupancy @ 9/30/02                            95.3%                 94.9%                100.0%            -             95.4%
  Percent change from 3rd quarter 2002
      over 3rd quarter 2001
        Revenue (1)                               3.2%                 -4.9%                 13.9%         -8.0%             2.6%
        Expense                                   5.6%                  1.8%                 23.5%         21.7%             5.8%
        Net Operating Income (1)                  1.9%                 -6.5%                 12.0%        -13.6%             1.1%

        Revenue - cash basis (1)                  2.3%                 -5.3%                 13.9%         -7.9%             1.9%
        Net Operating
        Income  - cash basis (1)                  0.6%                 -7.0%                 12.0%        -13.4%            -0.1%

       SAME PROPERTY LEASE ANALYSIS - QUARTER ENDED SEPTEMBER 30, 2002
------------------------------------------------------------------------------


                                                            OFFICE           OFFICE/TECHNICAL       INDUSTRIAL          TOTAL
                                                          ---------          ----------------       ----------         ---------
  Vacant space available @07/01/02 (sf)                   1,136,818                89,783                -             1,226,601
  Square footage of leases expiring or                                                                   -
     terminated 07/01/02-09/30/02                           378,094               236,533                -               614,627
                                                          ---------               -------              -----           ---------
  Total space for lease (sf)                              1,514,912               326,316                -             1,841,228
                                                          =========               =======              =====           =========
  New tenants (sf)                                          248,823                43,234                -               292,057
  Renewals (sf)                                             184,899               207,027                -               391,926
                                                          ---------               -------              -----           ---------
  Total space leased (sf)                                   433,722               250,261                -               683,983
                                                          =========               =======              =====           =========
  Space available @ 9/30/02 (sf)                          1,081,190                76,055                -             1,157,245
                                                          =========               =======              =====           =========
  Net (increase)/decrease in available space (sf)            55,628                13,728                -                69,356
  Average lease term (months)                                    77                    27                -                    59
  2nd generation TI/Comm PSF                                 $18.01                 $1.90              $ -                $12.11

  Increase (decrease) in 2nd generation net rents (2)         -13.4%                 10.0%               -                 -9.0%


  (1)  Does not include termination and early surrender income.

  (2) Represents increase in net rents on a "cash to cash" basis. (Actual net rent at time of expiration vs. initial net rent of new lease.)

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                              PROPERTY PERFORMANCE

         ALL IN-SERVICE PROPERTIES - QUARTER ENDED SEPTEMBER 30, 2002
------------------------------------------------------------------------------

                                                 OFFICE        OFFICE/TECHNICAL     INDUSTRIAL      TOTAL
                                               ---------       ----------------     ----------    ---------
Vacant space available @ 07/01/02 (sf)         1,388,325          89,783                 -        1,478,108

New development sf completed                     250,825               -                 -          250,825
Square footage of leases expiring or
   terminated 07/01/02-09/30/02                  371,237         236,533                 -          607,770
                                               ---------       ----------------     ----------    ---------
Total space for lease (sf)                     2,010,387         326,316                 -        2,336,703
                                               =========       ================     ==========    =========
New tenants (sf)                                 287,970          43,234                 -          331,204
Renewals (sf)                                    184,899         207,027                 -          391,926
                                               ---------       ----------------     ----------    ---------
Total space leased (sf)                          472,869         250,261                 -          723,130(2)
                                               =========       ================     ==========    =========
Space available @ 09/30/02 (sf)                1,537,518          76,055                 -        1,613,573
                                               =========       ================     ==========    =========
Net (increase)/decrease in available space
(sf)                                            (149,193)         13,728                 -         (135,465)

Average lease term (months)                           77              27                 -               60

2nd generation TI/Comm PSF                        $18.01           $1.90              $  -           $12.11
Increase (decrease) in 2nd generation net
rents (1)                                          -13.4%           10.0%              0.0%            -9.0%


(1) Represents increase in net rents on a "cash to cash" basis (actual net rent at time of expiration vs. initial net rent of new lease).

(2)  Details of 1st and 2nd Generation Space:

                                                                                         Total
                                               1st Generation      2nd Generation        Leased
                                               ----------------  -------------------  -------------
                              Boston               32,645            146,079              178,724
                              Washington                -            238,646              238,646
                              New York                  -                  -                    -
                              San Francisco             -            241,948              241,948
                              Princeton             6,502             57,310               63,812
                                               ----------------  -------------------  -------------
                                                   39,147            683,983              723,130
                                               ================  ===================  =============


                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                  HISTORICALLY GENERATED CAPITAL EXPENDITURES,
                TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS
------------------------------------------------------------------------------

                       HISTORICAL CAPITAL EXPENDITURES
                              (IN THOUSANDS)

                                                     Q3 2002         Q2 2002        Q1 2002          2001            2000
                                                     -------         -------        -------          ----            ----
Recurring capital expenditures                        $4,266          $3,553          $2,946       $11,770          $11,201
Planned non-recurring capital expenditures
   associated with acquisition properties (1)          5,320           9,777           8,955        45,052           25,782
Hotel improvements, equipment upgrades
   and replacements                                      394             852           1,784         9,230            5,697
                                                    -----------   -------------  -------------   ------------    ------------
                                                      $9,980         $14,182      $   13,685       $66,052          $42,680
                                                    ===========   =============  =============   ============    ============

        2ND GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS (2)
                   (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                  Q3 2002      Q2 2002         Q1 2002      2001         2000
                                                                  -------      -------         -------      ----         ----
Office
       Square feet                                               433,722       638,750         483,934    2,394,291    2,913,599
                                                                 -------       -------         -------    ---------    ---------
       Tenant improvement and lease commissions p.s.f.            $18.01        $26.18          $20.95       $17.47       $13.82
                                                                 -------       -------         -------    ---------    ---------
Office/Technical
       Square feet                                               250,261         6,214           1,047      348,178      694,536
                                                                 -------       -------         -------    ---------    ---------
       Tenant improvement and lease commissions p.s.f.             $1.90         $1.68           $1.02        $3.13        $2.95
                                                                 -------       -------         -------    ---------    ---------
Industrial
       Square feet                                                     -       221,000               -            -      209,125
                                                                 -------       -------         -------    ---------    ---------
       Tenant improvement and lease commissions p.s.f.                $-         $0.68              $-           $-        $1.38
                                                                 -------       -------         -------    ---------    ---------

       Average tenant improvement and lease commission p.s.f.     $12.11        $19.50          $20.91       $15.65       $11.16
                                                                 =======       =======         =======    =========    =========

(1) Includes budgeted costs associated with the 18.4 million square feet of previously disclosed acquisitions.

(2)  Based on leases executed during the period.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

               VALUE CREATION PIPELINE - ACQUISITIONS/DISPOSITIONS
------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                  ACQUISITIONS
------------------------------------------------------------------------------

                                                                                        ANTICIPATED
                                                                         INITIAL          FUTURE           TOTAL          CURRENT
PROPERTY                              DATE ACQUIRED    SQUARE FEET      INVESTMENT      INVESTMENT      INVESTMENT       OCCUPANCY
--------                              -------------    -----------      ----------      ----------      ----------       ---------
399 Park Avenue                           Sep-02        1,677,679     $1,064,000,000    $4,000,000    $1,068,000,000         100%
                                                       ----------     --------------    ----------    --------------     ---------
    TOTAL VALUE CREATION PIPELINE -
        ACQUISITIONS                                    1,677,679     $1,064,000,000    $4,000,000    $1,068,000,000         100%
                                                       ==========     ==============    ==========    ==============     =========


                                 DISPOSITIONS
------------------------------------------------------------------------------

                                                                                                    NET
  PROPERTY                         DATE DISPOSED        SQUARE FEET        NET PROCEEDS          BOOK VALUE             GAIN
  --------                         -------------        -----------        ------------          ----------             ----
  Fullerton Square                       Mar-02           179,453          $22,193,973          $15,048,473           $7,145,500
  7600 Boston Boulevard                  Mar-02            69,832            8,517,245            2,920,113            5,597,132(1)
  7700 Boston Boulevard                  Mar-02            82,224           16,428,227           10,403,664            6,024,563(1)
  7702 Boston Boulevard                  Mar-02            43,171            8,916,000            6,157,745            2,758,255(1)
  681 Gateway - Land                     Jul-02               N/A            7,511,033            4,232,374            3,278,659
  Herndon Lumber Site - Land             Jul-02               N/A            5,194,800            4,042,016            1,152,784
  Belvidere garage spaces                Sep-02               N/A            1,305,000            1,201,970              103,030
                                                        -----------        ------------          ----------            ---------
      TOTAL DISPOSITIONS                                  374,680          $70,066,278          $44,006,355          $26,059,923
                                                        ===========        ============          ==========            =========


(1)  Gains recognized for accounting purposes during Q3 2002.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002


               VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS
--------------------------------------------------------------------------------
                            AS OF SEPTEMBER 30, 2002

                                                                                                                         # OF
DEVELOPMENT PROPERTIES                   INITIAL OCCUPANCY     STABILIZATION DATE       LOCATION        BUILDINGS    SQUARE FEET
----------------------                   -----------------     ------------------       --------        ---------    -----------
   Two Discovery Square (50% ownership)       Q2 2002                Q1 2003         Reston, VA             1           184,487
   Broad Run Business Park- Building E        Q2 2002                Q2 2003         Dulles, VA             1           127,226
   Shaws Supermarket                          Q2 2003                Q2 2003         Boston, MA             1            57,235
   Waltham Weston Corporate Center            Q1 2002                Q4 2003         Waltham, MA            1           304,050
   New Dominion Tech, Building Two            Q2 2004                Q2 2004         Herndon, VA            1           257,400
   Two Freedom Square (50% ownership)         Q3 2002                Q3 2004         Reston, VA             1           405,252
   Times Square Tower                         Q1 2004                Q4 2004         New York, NY           1         1,218,511
   901 New York Avenue (25% ownership)        Q3 2004                Q3 2005         Washington, D.C.       1           538,464

                                                                                                        ---------   --------------
     TOTAL DEVELOPMENT PROPERTIES                                                                           8         3,092,625
                                                                                                        =========   ==============


                                                                                            AMOUNT
                                                          ANTICIPATED        TOTAL         DRAWN AT                       CURRENT
                                         INVESTMENT          TOTAL        CONSTRUCTION    SEPTEMBER 30,   FUTURE EQUITY  PERCENTAGE
DEVELOPMENT PROPERTIES                     TO DATE        INVESTMENT (1)      LOAN            2002         REQUIREMENT     LEASED
----------------------                     -------        ----------          ----        -------------    -----------   ----------
   Two Discovery Square (50% ownership)  $ 17,714,225   $ 22,663,000 (2) $ 20,625,000       13,218,623    $         -          81%
   Broad Run Business Park- Building E     15,954,319     19,946,000                -                -      3,991,681          55%
   Shaws Supermarket                       17,487,470     24,034,000       24,000,000       16,421,920              -         100%
   Waltham Weston Corporate Center         64,266,523     95,446,000       70,000,000       54,239,786     15,419,263          41%
   New Dominion Tech, Building Two          6,476,891     67,589,000                -                -     61,112,109         100%
   Two Freedom Square (50% ownership)      38,832,689     49,336,000 (2)   45,000,000 (2)   31,013,011              -          58%
   Times Square Tower                     326,684,560    653,500,000      493,500,000      191,044,013     24,359,453           0%
   901 New York Avenue (25% ownership)     13,890,651     44,777,250                -                -     30,886,599          60%
                                         -------------  -------------    -------------    -------------  -------------     --------
TOTAL DEVELOPMENT PROPERTIES             $501,307,328   $977,291,250     $653,125,000     $305,937,353   $135,769,105          39%
                                         =============  =============    =============    =============  =============     ========

                   DEVELOPMENTS PLACED IN-SERVICE DURING 2002
--------------------------------------------------------------------------------

                                                   INITIAL      STABILIZATION                           # OF
                                               IN SERVICE DATE       DATE         LOCATION            BUILDINGS  SQUARE FEET
                                               ---------------  -------------     --------            ---------  -----------
 CLASS A OFFICE BUILDING
    One Discovery Square (50% ownership)           Q1 2002         Q1 2002      Reston, VA               1            181,019
    ITT Educational Services                       Q1 2002         Q1 2002      Springfield, VA          1             32,000
    5 Times Square                                 Q1 2002         Q1 2002      New York, NY             1          1,099,754
    111 Huntington Avenue - Prudential Center      Q3 2001         Q2 2002      Boston, MA               1            859,484
    111 Huntington Avenue - retail                 Q3 2001         Q1 2003      Boston, MA               -             93,852
    611 Gateway Boulevard                          Q3 2003         Q4 2005      S. San Francisco, CA     1            249,732
                                                                                                       -------  --------------
 TOTAL DEVELOPMENTS PLACED IN SERVICE                                                                    5          2,515,841
                                                                                                       =======  ==============

                                                                                             DRAWN AT
                                                  INVESTMENT     TOTAL       CONSTRUCTION  SEPTEMBER 30,  FUTURE EQUITY  PERCENTAGE
                                                   TO DATE    INVESTMENT         LOAN          2002        REQUIREMENT     LEASED
                                                  ----------  ----------         ----      -------------  -------------    ------
CLASS A OFFICE BUILDING
   One Discovery Square (50% ownership)         $ 18,000,000  $ 18,541,000   $ 16,875,000  $ 16,002,798   $         -        100%
   ITT Educational Services                        5,561,455     5,740,000              -             -       178,545        100%
   5 Times Square                                493,017,029   536,115,000    420,000,000   366,492,750             -        100%
   111 Huntington Avenue - Prudential Center     305,014,774   290,000,000    203,000,000   199,932,942             -         98%
   111 Huntington Avenue - retail                         -            n/a              -             -                      100%
   611 Gateway Boulevard                          60,873,945    81,221,000              -             -    20,347,055          0%
                                                ------------  -------------  ------------  -------------  ------------     -------
TOTAL DEVELOPMENTS PLACED IN SERVICE            $882,467,203  $931,617,000   $639,875,000  $582,428,490   $20,525,600         89%
                                                ============  =============  ============  =============  ============     =======

(1) Includes net revenues during lease-up period and cash component of hedge contracts.

(2) Represents 50% of the total anticipated project-level investment and construction loan.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                 VALUE CREATION PIPELINE - OWNED LAND PARCELS
--------------------------------------------------------------------------------
                             AS OF SEPTEMBER 30, 2002

                                               NO. OF                      DEVELOPABLE
LOCATION                                      PARCELS        ACREAGE       SQUARE FEET
--------                                    -----------   ------------   ---------------
Rockville, MD                                         4           92.3           986,000
Dulles, VA                                            2           76.6           937,000
Gaithersburg, MD                                      4           27.0           850,000
San Jose, CA                                          5            3.7           841,000
Reston, VA                                            3           26.7           861,000
Boston, MA                                            2            0.5           776,000
Marlborough, MA                                       1           50.0           400,000
Weston, MA                                            1           74.0           350,000
Waltham, MA                                           1            4.3           202,000
Andover, MA                                           1           10.0           110,000
Washington, D.C.                                      1            0.5           170,000
                                             -----------   ------------   ---------------
                                                     25          365.6         6,483,000
                                             ===========   ============   ===============

               VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS
--------------------------------------------------------------------------------
                           AS OF SEPTEMBER 30, 2002

                                               NO. OF                      DEVELOPABLE
LOCATION                                      PARCELS        ACREAGE       SQUARE FEET
--------                                    -----------   ------------   ---------------
Princeton, NJ (1)                                    14          149.9         1,900,000
Framingham, MA (2)                                    1           21.5           300,000
Cambridge, MA (3)                                     1            2.6           165,000
                                             -----------   ------------   ---------------
                                                     16          174.0         2,365,000
                                             ===========   ============   ===============

(1)  $20.00/FAR plus an earnout calculation.

(2)  Subject to ground lease.

(3) Prior to January 23, 2003 the cost will be $27.72/ SF of land area. Land area is approximately 108,000 SF.

                             BOSTON PROPERTIES, INC.
                               THIRD QUARTER 2002

                          ACQUISITION PROPERTY PROFILE

   PROPERTY NAME:             399 Park Avenue

   PRODUCT TYPE:              Class A office tower

   LOCATION:                  New York, NY

   DESCRIPTION:               Class A Office Space

   SIZE:                      1,677,679 square feet

   PURCHASE PRICE:             $1,064,000,000

   CLOSING DATE:              September 25, 2002

   FUTURE INVESTMENT:          $      4,000,000

   OCCUPANCY LEVEL:           100%

   FUNDING SOURCE:            Unsecured Bridge Loan, Cash

   LARGEST TENANTS:

               COMPANY:              SIZE:            LEASE EXPIRATION:

               Citibank, NA          695,981          September 30, 2017
               Lehman Brothers       436,723          September 30, 2016
               Arnold & Porter       135,536          October 31, 2006
               Bingham McCutchen     126,338          August 31, 2017